                                       Registration Nos. 333-47394 811-10169


    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 23, 2001


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                       /X/
Pre-Effective Amendment No. 4                                                /X/
Post-Effective Amendment No. __                                              / /
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                               /X/
Amendment No. 4                                                              /X/
(Check appropriate box or boxes)


                    SCUDDER WEISEL CAPITAL ENTREPRENEURS FUND

               (Exact name of Registrant as specified in charter)

                                88 Kearny Street
                             San Francisco, CA 94108


                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (415) 262-6100

                              c/o Peter H. Mattoon
                                    President
                           Scudder Weisel Capital LLC
                                88 Kearny Street
                             San Francisco, CA 94108

                     (Name and address of agent for service)

                  Please send copies of all communications to:

                              Robert W. Helm, Esq.
                                     Dechert
                               1775 Eye Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. /X/


                               ------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

====================================================================================================================
   TITLE OF SECURITIES         AMOUNT BEING         PROPOSED MAXIMUM       PROPOSED MAXIMUM           AMOUNT OF
    BEING REGISTERED          REGISTERED (1)       OFFERING PRICE PER     AGGREGATE OFFERING    REGISTRATION FEE (2)
                                                        UNIT (1)               PRICE (1)
         Class A
  Shares of Beneficial          20,000,000                $25.00              $500,000,000           $125,000
   Interest, par value
     $0.01 per share
====================================================================================================================


(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.


(2)  Previously paid.

                              CROSS REFERENCE SHEET
                           PARTS A AND B OF PROSPECTUS

ITEM                         CAPTION                                        LOCATION IN PROSPECTUS
NO.
1.   Outside Front Cover Page.......................................        Outside Front Cover Page

2.   Inside Front and Outside Back Cover Page.......................        Inside Front and Outside Back Cover Page

3.   Fee Table and Synopsis.........................................        Summary of Fund Expenses

4.   Financial Highlights...........................................        Not Applicable

5.   Plan of Distribution...........................................        Not Applicable

6.   Selling Shareholders...........................................        Not Applicable

7.   Use of Proceeds................................................        Use of Proceeds

8.   General Description of the Registrant..........................        Outside Front Cover Page; Investment Objective and
                                                                            Principal Strategies; General Information

9.   Management.....................................................        Management of the Fund; Use of Proceeds

10.  Capital Stock, Long-Term Debt, and Other
     Securities.....................................................        Shares of Beneficial Interest; Distribution Policy

11.  Defaults and Arrears on Senior Securities......................        Not Applicable

12.  Legal Proceedings..............................................        Not Applicable

13.  Table of Contents of the Statement of Additional
     Information....................................................        Table of Contents of the Statement of Additional
                                                                            Information

14.  Cover Page of SAI..............................................        Cover Page (SAI)

15.  Table of Contents of SAI.......................................        Table of Contents (SAI)

16.  General Information and History................................        Investment Management and Other Services

17.  Investment Objective and Policies..............................        Additional Investment Policies (SAI)

18.  Management.....................................................        Trustees and Officers (SAI); Investment Management
                                                                            and Other Services (SAI)

19.  Control Persons and Principal Holders of
     Securities.....................................................        Not Applicable

20.  Investment Advisory and Other Services.........................        Investment Management and Other Services (SAI)

21.  Brokerage Allocation and Other Practices.......................        Brokerage Commissions (SAI)

22.  Tax Status.....................................................        Taxes

23.  Financial Statements...........................................        Not Applicable

                             [Scudder Weisel Logo]
                   SCUDDER WEISEL CAPITAL ENTREPRENEURS FUND
                20,000,000 Class A Shares of Beneficial Interest

     Scudder Weisel Capital Entrepreneurs Fund ("Fund") is a newly organized, non-diversified, closed-end management investment company that has been organized as a Delaware business trust. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing up to 80% of its total assets in public and private securities of U.S. and non-U.S. companies that participate in the information technology, communications, basic industries, healthcare, or financial services sectors (collectively, the "Target Sectors"), and companies that the Fund's investment adviser considers to be growing and transforming companies. Up to 60% of the Fund's total assets may be invested in privately placed securities issued by companies in the Target Sectors or by growing and transforming companies, which will consist substantially of private equity securities, and will also include special situation investments (collectively, "private securities").
(continued on following page)
                            ------------------------

     This Prospectus provides information that prospective investors should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated January 23, 2001, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is available upon request and without charge by writing to Scudder Weisel Capital LLC, PO Box 509072, San Diego, CA 92150-9072; or by calling 1-866-SWC-EDGE (1-866-792-3343). The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 70 of this Prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov).

------------------------------------------------------------------------------------------
                         MAXIMUM OFFERING        MAXIMUM SALES
                        PRICE TO PUBLIC(1)          LOAD(2)          PROCEEDS TO FUND(3)
------------------------------------------------------------------------------------------
 PER CLASS A SHARE...         $25.00                 $1.19                  $23.81
------------------------------------------------------------------------------------------
    TOTAL............      $500,000,000           $23,800,000            $476,200,000
------------------------------------------------------------------------------------------

(The notes to this chart appear on the next page.)

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE, NOR HAVE THEY MADE, NOR WILL THEY MAKE, ANY DETERMINATION AS TO WHETHER ANYONE SHOULD BUY THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     INVESTMENTS IN SECURITIES OF COMPANIES IN THE TARGET SECTORS AND OF GROWING AND TRANSFORMING COMPANIES, AND, IN PARTICULAR, PRIVATE SECURITIES AND PRIVATE INVESTMENT FUNDS (AS DEFINED BELOW), MAY BE SPECULATIVE AND POSE SPECIAL RISKS. NO MARKET EXISTS FOR THE FUND'S SHARES. FURTHER, THE FUND'S SHARES ARE SUBJECT TO SIGNIFICANT TRANSFER RESTRICTIONS. CONSEQUENTLY, YOU MAY NOT BE ABLE TO SELL YOUR SHARES. THESE RISKS ARE MORE FULLY EXPLAINED BELOW UNDER THE HEADING "PRINCIPAL RISK FACTORS AND INVESTMENT TECHNIQUES." THE FUND'S SHARES ARE APPROPRIATE ONLY AS A LONG-TERM INVESTMENT.

                The date of this Prospectus is January 23, 2001

(These notes pertain to the chart on the previous page.)

(1) Scudder Weisel Capital LLC will offer the Class A shares on a best-efforts basis at a maximum price of $25 per share, including any applicable sales charge during the initial offering period scheduled to end on January 23, 2001, and thereafter at net asset value, plus any applicable sales charge. The minimum initial investment is $25,000. Net asset value and, accordingly, proceeds to the Fund, will fluctuate over the course of the offering. The proceeds of the initial offering will be received by the Fund and invested pursuant to the Fund's investment policies. No escrow arrangements have been established in connection with the initial or continuous offering of the Fund's shares. The proceeds of the initial offering will be invested as soon as practicable after the termination date of the initial offering period.

(2)The Class A shares of the Fund are subject to an administrative and shareholder service fee.

(3) Assumes sale of all shares currently registered at the net asset value indicated. The Fund's initial offering expenses, estimated to be $1,200,000, will be borne by the Fund and charged against the capital of the Fund upon commencement of operations.. See "Use of Proceeds."
                            ------------------------

(continued from previous page)

     Issuers of private equity securities that may conduct an initial public offering ("IPO") are referred to in this prospectus as "venture capital companies". The Fund may pursue its investment strategy directly or indirectly through investments in investment vehicles that are not publicly offered ("private investment funds"). Unless otherwise specified, percentage limitations are applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuation in the value of the Fund's portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests. There can be no assurance that the Fund will achieve its objective. For a discussion of these investments, including special situation investments, see "Principal Risk Factors and Investment Techniques."

     Publicly traded securities in which the Fund may invest may be issued by companies of any size, although the Fund intends to invest the public securities portion of its portfolio primarily in securities of small and mid-sized companies with market capitalizations of less than $10 billion, and in some cases less than $2 billion. The Fund's private equity investments may be issued by companies in the early stage or later stages of their financing activities. Investors should recognize that (i) there will be no public market for the private securities at the time of the Fund's investment, and (ii) there can be no assurance that any planned IPO or other exit strategy with respect to such investment will ever be completed. In evaluating both public and private companies, the Fund's investment adviser conducts fundamental due diligence focusing on management strength, sector attractiveness, competitive dynamics, strategic positioning and potential operational gains at the company.

     To the extent consistent with applicable regulatory guidelines, the Fund may invest in private investment funds and other investment funds that may be affiliated with the Fund, Scudder Weisel Capital LLC, or the Fund's investment adviser. The Fund is seeking exemptive relief from the SEC to the extent necessary to permit such investments. There can be no assurance that such relief will be granted. See "Investment Objective and Strategies."

     INVESTMENT MANAGER, INVESTMENT ADVISER AND DISTRIBUTOR. The Fund's investment manager and distributor is Scudder Weisel Capital LLC ("Scudder Weisel"), a registered investment adviser and broker-dealer. Scudder Weisel employs Whitney Holdings LLC (the "Investment Adviser") as investment adviser to manage the Fund's portfolio on a day-to-day basis, subject to the supervision of Scudder Weisel and the Fund's Board of Trustees.

     This Prospectus applies to the offering of Class A shares of beneficial interest of the Fund. Scudder Weisel and selected brokers and dealers ("broker-dealers") will offer Class A Shares of the Fund during the initial offering period, scheduled to end on January 23, 2001 at a maximum price of $25.00 per share, including the applicable front-end sales charge. The Fund's Class A shares may be offered through Scudder Weisel and selected broker-dealers on a continuous basis beginning on January 24, 2001 at net asset value, plus any applicable sales charge. Orders received by Scudder Weisel after January 23, 2001, will be priced at the Fund's net asset value per share, plus any applicable sales charge. The initial offering period is subject to adjustment by agreement between the Fund and Scudder Weisel. The Fund's Class A shares will be subject to a front-end sales commission of up to 4.75%, and other expenses. Any continuous offering, if commenced, may be discontinued at any time. The Fund may conduct other offerings from time to time in the future. The Fund has registered 20,000,000 Class A shares for sale under the Registration Statement to which this Prospectus relates.

     Through its initial offering scheduled to terminate on January 23, 2001, and the continuous offering scheduled to commence on January 24, 2001, the Fund intends to raise approximately $500 million of proceeds. However, there can be no assurance that the Fund will attain this goal. Scudder Weisel will serve as the Fund's distributor in the initial offering and any continuous offering. See "How to Purchase Fund Shares." The Fund will pay organizational and offering expenses estimated at $1,200,000 from the proceeds of the offering. The initial offering will terminate on January 23, 2001 unless Scudder Weisel extends the initial offering.

     The Fund will provide a limited degree of liquidity to shareholders, beginning in July 2001, by making quarterly offers to repurchase a minimum of 5% of its outstanding shares at current net asset value. Repurchase of the full amount of shares tendered is not guaranteed, and to the extent the number of shares tendered by shareholders for repurchase exceeds the number of shares to be repurchased in that quarter, repurchases will be made on a pro rata basis. The Fund intends to complete its first quarterly repurchase offer in August 2001. The Fund intends to send written notification approximately 30 days before the repurchase request deadline for each repurchase offer. In no event will the notification be sent less than 21 or more than 42 days in advance of such date. In addition, it is important for you to recognize that your financial intermediary may require additional time to mail the repurchase offer to you, to process your request, and to credit your account with the proceeds of any repurchased shares. See "Repurchase Offers."

     The Fund will pay Scudder Weisel an administrative and shareholder service fee at an annual rate of up to 0.50% of the net asset value of the outstanding shares of the Fund. Scudder Weisel may enter into related arrangements with broker-dealers or other service or administrative firms that provide services and facilities for their customers or clients who are investors in the Fund.

     INVESTMENT MANAGEMENT FEE. The Fund's investment management fee has two components, an asset based fee and a performance based (or "incentive") fee. The Fund will pay Scudder Weisel an asset based fee at an annual rate of 2.0% of the Fund's average daily net assets and an incentive fee equal to 20% of the sum of the Fund's (i) net realized capital gains, (ii) net investment income, and (iii) net unrealized appreciation for the year. No incentive fee will be paid with respect to the unrealized appreciation of private equity securities held in the Fund's portfolio, except that an incentive fee will be paid as a result of increases in value as a result of the payment of share dividends on any pay-in-kind ("PIK") security held by the Fund. No incentive fee will be paid unless the Fund has offset all prior net realized capital losses, net unrealized depreciation, and net investment loss. The Investment Adviser is compensated by Scudder Weisel. The incentive fee structure presents risks that are not present in funds without an incentive fee. The overall fees the Fund and its shareholders pay will be higher than those that most other funds pay. See "Management of the Fund."

     INVESTOR QUALIFICATIONS AND TRANSFER RESTRICTIONS. The Fund will sell shares only to investors who have a net worth of more than $1,500,000 or who otherwise meet the definition of a "qualified client" as defined herein (any such person, a "Qualified Client"). The minimum initial investment is $25,000. The minimum subsequent investment is $1,000. Investors must hold their shares through Scudder Weisel or intermediaries that have entered into selling group agreements with Scudder Weisel or its delegate, or may hold their shares through the Fund if they purchased the shares through such an intermediary. Applications to invest in the Fund will be accepted only from investors who have established an account with Scudder Weisel or with an intermediary that has entered into a selling group agreement with Scudder Weisel or its delegate. Applications may be submitted by such an intermediary on an investor's behalf. Shares of the Fund may only be transferred to persons who are Qualified Clients and who hold their shares through intermediaries that have entered into selling group agreements with Scudder Weisel or its delegate or through Scudder Weisel directly. See "How to Purchase Fund
Shares -- Investor Qualifications and Transfer Restrictions."

     THE FUND'S SHARES WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND THE FUND DOES NOT ANTICIPATE THAT A SECONDARY MARKET FOR ITS SHARES WILL DEVELOP. BECAUSE THE FUND IS A CLOSED-END INVESTMENT COMPANY, SHARES OF THE FUND WILL NOT BE REDEEMABLE ON A DAILY BASIS NOR WILL THEY BE EXCHANGEABLE FOR SHARES OF ANY OTHER FUND. YOU MAY NOT BE ABLE TO SELL YOUR SHARES.

     SHARES OF THE FUND ARE NOT DEPOSITS OF OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                         [SCUDDER WEISEL CAPITAL LOGO]

                        [PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PROSPECTUS SUMMARY..........................................    1
SUMMARY OF FUND EXPENSES....................................   14
PRINCIPAL RISK FACTORS AND INVESTMENT TECHNIQUES............   16
USE OF PROCEEDS.............................................   36
INVESTMENT OBJECTIVE AND STRATEGIES.........................   38
MANAGEMENT OF THE FUND......................................   44
REPURCHASE OFFERS...........................................   53
CALCULATION OF NET ASSET VALUE..............................   57
SHARES OF BENEFICIAL INTEREST...............................   58
DISTRIBUTION POLICY.........................................   59
TAXES.......................................................   60
HOW TO PURCHASE FUND SHARES.................................   63
GENERAL INFORMATION.........................................   68
TABLE OF CONTENTS OF SAI....................................   70
APPENDIX A -- FORM OF INVESTOR CERTIFICATION................  A-1

                            ------------------------

NO BROKER-DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE AN INVESTOR ANY INFORMATION OR TO REPRESENT ANYTHING NOT CONTAINED IN THIS PROSPECTUS. AS AN INVESTOR YOU MUST NOT RELY ON ANY UNAUTHORIZED INFORMATION OR REPRESENTATIONS THAT ANYONE PROVIDES TO YOU. THIS PROSPECTUS IS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IT DESCRIBES, BUT ONLY UNDER THE CIRCUMSTANCES AND IN JURISDICTIONS WHERE IT IS LAWFUL TO DO SO. THE INFORMATION CONTAINED IN THIS PROSPECTUS IS CURRENT ONLY AS OF THE DATE OF THIS PROSPECTUS.

                               PROSPECTUS SUMMARY

The Fund........................Scudder Weisel Capital Entrepreneurs
                                Fund ("Fund") is a newly organized non-
                                diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

Investment Objective and
  Principal Strategies..........The Fund's investment objective is long-
                                term capital appreciation. The Fund seeks to achieve its objective by investing up to 80% of its total assets in public and private securities of U.S. and non-U.S. companies that participate in the information technology, communications, basic industries, healthcare, or financial services sectors (collectively, the "Target Sectors"), and companies that the Investment Adviser considers to be growing and transforming companies. Up to 60% of the Fund's total assets may be invested in privately placed securities issued by companies in the Target Sectors or by growing and transforming companies, which will consist substantially of private equity securities, and will also include special situation investments, as discussed further below (collectively, "private securities"). The Fund may pursue its investment strategy directly or indirectly through investments in private investment funds.

                                Investors should recognize that (i) there will be no public market for the private securities at the time of the Fund's investment, and (ii) there can be no assurance that any planned initial public offering ("IPO") or other exit strategy with respect to any such investment will ever be completed.

                                To the extent consistent with applicable regulatory guidelines, the Fund may invest in private investment funds and other investment funds that may be affiliated with the Fund, Scudder Weisel or the Investment Adviser. The Fund is seeking exemptive relief from the SEC to the extent necessary to permit such investments. There can be no assurance that such relief will be granted.

                                Publicly traded securities in which the Fund may invest may be issued by companies of any size, although the Fund intends to invest the public securities portion of its portfolio primarily in securities of small and mid-sized companies with market capitalizations of less than $10 billion, and in some cases less than $2 billion. The Fund's private securities investments may be issued by companies in the early stage or later stages of their financing activities. In evaluating both public and private companies, the Investment Adviser conducts fundamental due diligence focusing on management strength, sector attractiveness, competitive dynamics, strategic positioning and potential operational gains at the company.

                                In addition to other investment opportunities, the Fund intends to invest in special situation investments. Special situation investments include mezzanine debt securities, pay-in-kind ("PIK") preferred securities, collateralized debt obligations ("CDOs") and distressed securities (collectively, "Special Situation" investments). Specific Special Situation investments may also include unrated and non-investment grade subordinated debt with or without equity "kickers" (i.e., warrants to purchase equity securities) securities of financially distressed or bankrupt issuers and deeply discounted convertible bonds, among other similar investments. The Investment Adviser will pursue its historical approach to evaluating Special Situation investment opportunities by engaging in intensive credit and in-depth relative value analyses. Special Situation investments may be made directly or indirectly through investments in private investment funds that are affiliated with Scudder Weisel or the Investment Adviser. The Fund is seeking exemptive relief from the SEC to the extent necessary to permit such investments. There can be no assurance that such relief will be granted. Special Situation investments are included in the portion of the Fund's portfolio invested in private securities.

                                In order to provide for adequate Fund liquidity, the Fund will invest up to 15% of its assets in non-cash liquid investments. These investments could be liquidated opportunistically to fund repurchases of Fund shares, pay Fund operating expenses, repay borrowing, redeploy in other assets, pay management and incentive fees or as the Investment Adviser believes appropriate. Non-cash liquid investments will consist primarily of high yield bonds and institutional bank loans for which the Investment Adviser believes a liquid market exists.

                                See "Investment Objective and Strategies."

Investment Approach.............In the private equity portion of its portfo-
                                lio, the Fund seeks to invest in private companies at a point in their development when the Investment Adviser believes the company is poised for growth. The Investment Adviser attempts to identify unique investment opportunities through an investment sourcing approach referred to as "top down/bottom up". The Investment Adviser first applies a macro-economic analysis to the investment marketplace to attempt to identify the most promising areas of opportunity ("top-down") and then attempts to identify the best private companies within these areas ("bottom-up"). This approach has historically generated a considerable number of investment ideas, both long and short, for the public securities portion of the portfolio. The Fund's private securities investments may be issued by companies in the early stage or later stage of their financing activities.

                                In the public securities portion of its
                                portfolio, the Fund will typically invest in companies that have a market capitalization of below $10 billion and in some cases less than $2 billion for small and mid-cap companies, and over $10 billion for large-cap companies, that the Investment Adviser believes the investment community under-follows or misunderstands. The Investment Adviser's approach stresses fundamental analysis that seeks to identify high return-on-capital businesses run by strong management teams at attractive prices and looks to avoid over-paying for any company. The Investment Adviser, drawing from its long history of private equity investing and track record of public investing, uses its established network to identify, conduct due diligence on, and monitor its public portfolio.

                                See "Investment Objective and
                                Strategies -- Investment Approach."

The Investment Manager,
  Investment Adviser and
  Distributor...................Scudder Weisel Capital LLC ("Scudder
                                Weisel") is the Fund's investment manager.
                                Scudder Weisel employs Whitney Holdings LLC as investment adviser (the "Investment Adviser") to manage the Fund's portfolio on a day-to-day basis, subject to the supervision of Scudder Weisel and the Fund's Board of Trustees. Scudder Weisel also serves as distributor of the Fund's shares.

Investment Management Fees......The Fund's management fee has two components --
                                an asset based fee payable at
                                an annual rate of 2.0% of the Fund's
average daily net assets and a performance based ("incentive") fee equal to 20%
                                of sum of the Fund's (i) net realized capital gains, (ii) net investment income, and (iii) net unrealized appreciation for the year. No incentive fee will be paid with respect to the unrealized appreciation of private equity securities held in the Fund's portfolio, except that an incentive fee will be paid as a result of increases in value as a result of the payment of share dividends on any PIK preferred security held by the Fund. No incentive fee will be paid unless the Fund has offset all prior net realized capital losses, net unrealized depreciation and net investment loss. The incentive fee structure presents risks that are not present in funds without an incentive fee. The overall fees the Fund and its shareholders pay will be higher than those that most other funds pay. The Investment Adviser is compensated by Scudder Weisel, and receives no management fees directly from the Fund. See "Principal Risk Factors and Investment Techniques -- Incentive Fee" and "Management of the Fund -- Incentive Fee."

Borrowing; Use of Leverage......The Fund is authorized to borrow money to fund the purchase of portfolio securities
                                (including additional investments in private securities), to meet repurchase requests and for cash management purposes. The Fund may also borrow money to pay operating expenses, including management fees, and to comply with applicable diversification and distribution requirements under federal tax law. The use of borrowing involves a high degree of risk. The Fund will generally borrow money for investment to take advantage of perceived opportunities, such as short-term price disparities between markets or related securities, or when the Investment Adviser believes other attractive investment opportunities are available. Additionally, the Fund may borrow money when sufficient cash or other liquid resources are not otherwise available, or when the Investment Adviser believes it would not be prudent to sell existing portfolio holdings. If the Fund borrows to finance repurchases of its shares, interest on that borrowing will negatively affect shareholders who do not tender all of their shares, by increasing the Fund's expenses and reducing any net investment income. The Fund will not borrow money until the proceeds of the initial offering are substantially invested in furtherance of the Fund's investment objective.

                                The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300%. The Fund must also limit its borrowings to the extent necessary to permit the Fund to repurchase securities pursuant to its repurchase policy without causing the Fund to have an asset coverage of less than 300%.

                                The Fund will engage in short selling, but will cover its short positions as required under applicable regulatory authority.

                                See "Principal Risk Factors and Investment
                                Techniques -- Borrowing; Use of Leverage".

Use of Derivatives..............The Fund may, but is not required to, use derivative instruments to hedge portfolio risks and for portfolio management purposes. Hedging activity may relate to a specific security or to the Fund's portfolio as a whole. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed, or that the Fund or the Investment Adviser will be able to use a particular hedging instrument when the Fund or the Investment Adviser may desire to use it. See "Principal Risk Factors and Investment Techniques use of Derivatives."

The Offering....................The initial offering will terminate on
                                January 23, 2001 unless Scudder Weisel extends the initial offering. In the initial offering scheduled to terminate on January 23, 2001, and the continuous offering scheduled to commence on January 24, 2001, the Fund intends to raise approximately $500 million of net proceeds. However, there can be no assurance that the Fund will attain this goal. The Fund is initially offering its shares through Scudder Weisel and a group of brokers and dealers that Scudder Weisel or its delegate has selected ("broker-dealers"). The minimum initial investment is $25,000. See "How to Purchase Fund Shares."

                                After termination of the initial offering period, the Fund is scheduled to commence on January 24, 2001 a continuous offering of its shares through broker-dealers and Scudder Weisel at a public offering price equal to their net asset value, plus any applicable sales charge. Any such continuous offering, if commenced, may be discontinued at any time. See "How to Purchase Fund Shares."

                                The Fund will pay Scudder Weisel an
                                administrative and shareholder service fee at an annual rate of up to 0.50% of the net asset value of the outstanding shares of the Fund. Scudder Weisel may enter into related arrangements with broker-dealers or other service or administrative firms that provide services and facilities for their customers or clients who are investors in the Fund.

Investor Qualifications.........Shares are offered only to investors who have a net worth of more than $1,500,000, or who otherwise meet the requirements for a "qualified client" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended ("Qualified Clients"). You must hold your shares through Scudder Weisel or a broker-dealer that has entered into a selling group agreement with Scudder Weisel or its delegate, or you may hold your shares through the Fund if you purchased the shares through such a broker-dealer. Applications to invest in the Fund will be accepted only from investors who have established an account with Scudder Weisel or with an intermediary that has entered into a selling group agreement with Scudder Weisel or its delegate. Applications may be submitted by such an intermediary on an investor's behalf. Before you may invest in the Fund, your financial advisor or brokerage representative will require a certification from you that you are a Qualified Client and that you will not transfer your shares except to a person who is a Qualified Client and who will hold the shares through a broker-dealer that has entered into a selling group agreement with Scudder Weisel or its delegate, or through Scudder Weisel directly. (The form of investor certification that you will be asked to sign is attached to this Prospectus as Appendix A.) If you attempt to transfer your shares to someone who is not a Qualified Client or to an account with an entity other than Scudder Weisel that has not entered into a selling group agreement with Scudder Weisel or its delegate, the transfer will not be permitted and will be void. The Fund may also offer shares to certain knowledgeable employees who participate in the investment activities of Scudder Weisel or the Investment Adviser. See "How to

                                Purchase Fund Shares -- Investor Qualifications and Transfer Restrictions."

Distribution Policy.............The Fund will pay dividends on the shares annually in amounts representing substantially all of the net investment income, if any, earned each year. It is likely that many of the private securities in which the Fund invests will not pay any dividends. The Fund will pay substantially all of any taxable net capital gain realized on investments to shareholders at least annually. Shareholders are presumed to have elected to have all income dividends and capital gains distributions automatically reinvested in Fund shares. Such shares that are automatically reinvested will be issued at their net asset value on the ex-dividend date. There is no sales charge or other charge for reinvestment. The Fund may cease to automatically reinvest dividends at any time. Shareholders may choose to receive all income dividends and capital gains distributions in cash. See "Distribution Policy."

Closed-End Structure; Limited
  Liquidity; Shares Not
  Listed........................The Fund has been organized as a closed-
                                end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The Investment Adviser believes that unique investment opportunities exist in the market for companies in the Target Sectors and for growing and transforming companies, including in private securities issued by such companies and in private funds that invest in such securities. However, these investments are often illiquid, and an open-end fund's ability to make such investments is limited. For this reason, among others, the Fund has been organized as a closed-end fund so that it can invest more than 15% of its assets in illiquid securities.

                                The Fund's shares will not be listed on any securities exchange and the Fund does not expect any secondary market to develop for its shares. As an investor in the Fund, you will not be able to redeem your shares on a daily basis and shares of the Fund will not be exchangeable for shares of any other fund. As described directly below, however, in order to provide a limited degree of liquidity, the Fund will make quarterly offers to repurchase a minimum of 5% of its outstanding shares at their net asset value beginning in July 2001. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and the underlying investments of the Fund.

                                The Fund's shares may be transferred only to another Qualified Client. You must hold your shares through Scudder Weisel or a broker-dealer that has entered into a selling group agreement with Scudder Weisel or its delegate, or you may hold your shares through the Fund if you purchased the shares through such a broker-dealer. The existence of transfer restrictions may be indicated on customer confirmations by the broker-dealers through which shares are held. These broker-dealers will be required to implement procedures designed to ensure that transfers between their customers are made only to Qualified Clients. If you attempt to transfer your shares to someone who is not a Qualified Client or to an account with an entity other than Scudder Weisel that has not entered into a selling group agreement with Scudder Weisel or its delegate, the transfer will not be permitted and will be void. These transfer restrictions will apply to all transfers, including gifts or bequests of your shares. It will be difficult to sell or transfer your shares in the Fund. You may be unable to sell or transfer shares in the manner or at the time you desire, and you should not expect that you would be able to transfer your shares at all.

Quarterly Repurchase Offers.....In order to provide a limited degree of liquidity to shareholders, beginning in July
                                2001, the Fund will make quarterly offers to repurchase a minimum of 5% of its outstanding shares at their net asset value. The Fund intends to commence the first repurchase offer for a minimum of 5% of its outstanding shares in July 2001 and to complete it in August 2001. The Fund anticipates that it will not offer to repurchase more than 5% of its outstanding shares per quarter for the foreseeable future. If the number of shares tendered for repurchase exceeds the number the Fund intends to repurchase, the Fund will repurchase shares on a pro rata basis, with limited exceptions as provided for under applicable SEC regulations, and the tendering shareholders will not have all of their tendered shares repurchased by the Fund. See "Repurchase Offers."

Principal Risk Factors..........An investment in the Fund involves a high degree of risk related to both the underlying securities in the Fund's portfolio and the structure of the Fund. These include, but are not limited to, the following risks.

                                Risks related to the Fund's portfolio
                                investments:

                                - Investing in companies in the Target Sectors

                                - Investing in companies that the Investment
                                  Adviser considers growing and transforming companies;

                                - Investing in private securities, including
                                  Special Situation investments, and private investment funds;

                                - A focus on a small number of sectors and
                                  maintaining a "non-diversified" portfolio;

                                - Investing in smaller companies;

                                - Investing in securities of non-U.S. issuers;

                                - Investing in companies using borrowed money,
                                  which has the effect of magnifying gains and losses in the Fund's portfolio;

                                - Selling securities short; and

                                - Investing in securities that are illiquid and
                                  volatile;

                                Risks related to the Fund's structure:

                                - Investing in shares of an unlisted, closed-end
                                  fund with limited liquidity;

                                - The impact on the Fund of a performance based
                                  management fee;

                                - Transfer restrictions; and

                                - Limitations on the Fund's ability to
                                  participate in IPOs of companies where an affiliate of the Fund, Scudder Weisel or the Investment Adviser is a member of the underwriting syndicate.

                                See "Principal Risk Factors and Investment
                                Techniques."

Liquidation of Fund.............The assets of the Fund will be liquidated and distributed to shareholders beginning as early as ten and no later than twelve years following the initial public issuance of the Fund's shares. After ten years the Board of Trustees will consider liquidation of the Fund's assets. If the Board determines in its discretion that it would be in the best interests of shareholders to de-lay such liquidation, the Board may do so for up to two additional years. Following liquidation, the assets of the Fund will be distributed to shareholders in cash or in kind consistent with the best interests of shareholders, applicable law, including tax laws and regulations, and restrictions on the transferability of portfolio securities.

                            SUMMARY OF FUND EXPENSES

     The following table is intended to assist the Fund's shareholders in understanding the various costs and expenses associated with investing in Class A shares of the Fund. Because the Fund has not yet completed a full year of operations, many of these expenses are estimated.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on Purchases (as
  a percentage of public offering price)............  4.75%
Estimated Initial Offering Expenses(1)..............  0.24%
Maximum Sales Charge on Reinvested Dividends........  NONE
Maximum Early Withdrawal Charge.....................  NONE

ANNUAL EXPENSES (as a percentage of net assets
  attributable to shares of beneficial interest)
Management fees(2)..................................   2.0%
Other Expenses(3)...................................  0.85%
  Administrative and shareholder service fees.......  0.50%
  Other.............................................  0.35%
Total Annual Expenses(4)............................  2.85%

---------------
(1) Offering expenses, estimated to be $1,200,000, will be charged to the Fund's capital at the commencement of operations and are not included in "Other Expenses" or "Total Annual Expenses" below. This figure assumes net assets of $500 million.

(2) The Fund incurs an annual asset based management fee equal to 2.0% of the Fund's daily net assets and an annual performance based management fee equal to 20% of the sum of the Fund's (i) net realized capital gains, (ii) net investment income, and (iii) net unrealized appreciation for the year. No incentive fee will be paid with respect to the unrealized appreciation of private equity securities held in the Fund's portfolio, except that an incentive fee will be paid as a result of increases in value as a result of the payment of share dividends on any PIK preferred security held by the Fund. To the extent the Fund incurs a performance-based management fee in any year, the Fund's management fee will be greater than 2.0% for that year. See "Management of the Fund -- Management Fee."

(3) "Other Expenses" are based on estimated amounts for the current fiscal year, assuming net assets of $500 million. "Other Expenses" may be higher if net assets are less than $500 million. "Other Expenses" include organizational expenses estimated to be $50,000.

(4) Scudder Weisel has contractually undertaken to reimburse a portion of the Fund's expenses or to waive a portion of its management fee to the extent that the Fund's total expenses (before payment of the performance based management fee, offering costs and any extraordinary expenses) would otherwise exceed 2.85% of its average daily net assets with respect to the Fund's Class A shares during the first fiscal year of the Fund's operations. This contractual undertaking expires on December 31, 2001. The gross estimated total annual expense ratio for the Fund for the current fiscal year is 2.85%.

     This following hypothetical example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund."

THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

                               1          3          5          10
CLASS A SHARES                YEAR      YEARS      YEARS      YEARS
--------------               ------    -------    -------    --------
Based on the estimated
  level of total operating
  expenses listed above,
  you would pay the
  following expenses on a
  $1,000 investment,
  assuming a 5% annual
  return and repurchase at
  the end of each time
  period of your entire
  investment(1)............   $79       $144       $211        $388

---------------
(1) There can be no assurance that you will be able to submit all of your shares for repurchase in any particular time period. See "Repurchase Offers."

     The examples include an accrual for the performance based management fee. The dollar amounts in the examples could be significantly higher if the Fund's actual rate of return exceeds 5%.

                PRINCIPAL RISK FACTORS AND INVESTMENT TECHNIQUES

GENERAL

     The values of equity and debt securities fluctuate. Apart from the specific risks identified below, the broad investment environment in the U.S. and international securities markets may negatively affect the Fund's investments. The investment environment may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, and technological and regulatory change. Therefore, as with any fund that invests in equity and debt securities, the Fund's net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money. You should consider the Fund a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

     The Fund may invest in leveraged transactions or in companies that have a significant amount of indebtedness. In addition, certain of the Fund's portfolio companies may incur indebtedness in connection with various corporate transactions, such as acquisitions, self-tender offers, recapitalizations and others, that may be undertaken contemporaneously with or subsequent to the Fund's investment in such company. A highly leveraged company is generally more sensitive to downturns in its business and to changes in prevailing economic conditions than is a company with a lower level of debt. The ability of portfolio companies to refinance debt securities may depend on their ability to sell new securities in the public high yield debt market or otherwise.

     In addition, the securities in which the Fund will invest may be among the most junior in a company's capital structure, and thus subject to the greatest risk of loss.

NEWLY ORGANIZED FUND AND INVESTMENT MANAGER

     The Fund is a newly organized investment company with no previous operating history, and the Fund may not succeed in meeting its objective. The Fund's net asset value may decrease. In addition, Scudder Weisel is a recently organized registered investment adviser. The Investment Adviser, however, has over fifty years of experience investing in private equity securities, and significant experience in public equity and Special Situation investing. See "Management of the Fund."

CLOSED-END FUND; LIMITED LIQUIDITY; SHARES NOT LISTED

     The Fund is a closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. You should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The Investment Adviser believes that unique investment opportunities exist in the market for private securities, particularly in the Target Sectors and in private funds that invest in such securities. However, these investments are often illiquid, and an open-end fund's ability to make such investments is limited. For this reason, among others, the Fund has been organized as a closed-end fund so that it can invest more than 15% of its assets in illiquid securities.

     The Fund does not intend to list its shares for trading on any national securities exchange. There is no secondary trading market for Fund shares, and none is expected to develop. The Fund's shares are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its shares will not be redeemable on a daily basis and they will not be exchangeable for shares of any other fund. Although, as a matter of fundamental policy, the Fund will, beginning in July 2001, make quarterly repurchase offers for a minimum of 5% of its outstanding shares at their net asset value, the Fund's shares are less liquid than shares of funds that trade on a stock exchange, or shares of open-end investment companies. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and the underlying investments of the Fund. Also, because the Fund's shares will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its shareholders. Persons considering investing in the Fund through an employee benefit plan or qualified retirement account should consider the relative illiquidity of the Fund in light of their cash flow needs. In particular, it may not be possible to liquidate a position in the Fund even if necessary to meet distribution requirements of an employee benefit plan or qualified retirement account imposed under the Internal Revenue Code of 1986, as amended.

REPURCHASE OFFERS

     In order to provide a limited degree of liquidity to shareholders, beginning in July 2001, the Fund will make quarterly offers to repurchase a minimum of 5% of its outstanding shares at their net asset value. The Fund intends to commence the first repurchase offer for a minimum of 5% of its outstanding shares in July 2001 and to complete it in August 2001. The Fund anticipates that it will not offer to repurchase more than 5% of its outstanding shares per quarter for the foreseeable future. There is no guarantee that you as a shareholder will be able to sell all of the Fund shares that you desire to sell at that time. If the Fund's shareholders oversubscribe any quarterly repurchase offer, the Fund will repurchase only a pro rata portion of the shares that each shareholder tenders, with limited exceptions as provided for under applicable SEC regulations. The potential for pro-ration may cause some shareholders to tender more shares for quarterly repurchase than they wish to have repurchased. Moreover, the Fund's quarterly repurchase policy may have the effect of decreasing the size of the Fund. This may force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase. In addition, the Fund's repurchase of shares may require the Fund to liquidate portfolio securities, which could result in the realization of taxable gains, and would increase the Fund's portfolio turnover rate, which may result in an increase in the Fund's expense ratio. The Fund may borrow money to meet repurchase requests, which would increase the Fund's operating expenses. See "Repurchase Offers."

TRANSFER RESTRICTIONS

     The Fund's shares will be subject to transfer restrictions that permit transfers only to persons who satisfy certain net worth requirements and who otherwise meet the standard for a Qualified Client. You must hold your shares through Scudder Weisel or a broker-dealer that has entered into a selling group agreement with Scudder Weisel or its delegate, or you may hold your shares through the Fund if you purchased the shares through such a broker-dealer. The existence of transfer restrictions may be indicated on customer confirmations by the entities through which shares are held. These broker-dealers will be required to implement procedures designed to ensure that all subsequent purchasers of the shares that are clients of the broker-dealers are Qualified Clients. Your ability to sell your shares will be limited even if a secondary trading market for the shares develops. If you attempt to transfer your shares to someone who is not a Qualified Client or to an account with an entity other than Scudder Weisel that has not entered into a selling group agreement with Scudder Weisel or its delegate, the transfer will not be permitted and will be void. Broker-dealers or the Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you would be able to transfer shares at all. Attempted transfers may require a substantial amount of time and expense to effect.

INVESTMENT IN THE TARGET SECTORS AND IN GROWING AND TRANSFORMING COMPANIES

     The Fund plans to invest up to 80% of its total assets in public and private securities of U.S. and non-U.S. companies that participate in the information technology, communications, basic industries, healthcare, or financial services sectors (collectively, the "Target Sectors"), and companies that the Investment Adviser considers to be growing and transforming companies. While the Fund may focus more of its investment activities in the information technology sector, the Fund will pursue attractive investments in all Target

Sectors. In addition to the general risks of equity investments, these investments have specific risks.

  Information Technology Sector

     The value of the Fund's shares will be susceptible to factors affecting the information technology sector and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities, especially due to the focused attention on this sector more so than the other Target Sectors. The specific risks these companies face may include rapidly changing technologies and products that may quickly become obsolete, exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure regulatory approvals, cyclical patterns in information technology spending that may result in inventory write-offs, scarcity of management, engineering and marketing personnel with appropriate technological training, the possibility of lawsuits related to technological and intellectual property patents, changing investor sentiments and preferences with regard to information technology sector investments (which are generally perceived as risky), potential for poor financial results (e.g., suppressed earnings) due to participation in highly competitive businesses that low barriers to the entry of additional competitors can exacerbate, and the risk that the company will run out of money and not bring a product to market without additional investment.

  Telecommunications Sector

     The value of securities of telecommunications companies is particularly vulnerable to rapidly changing technology, relatively high risks of obsolescence caused by technological advances, and intense competition. For these and other reasons, securities of telecommunications companies may be more volatile than the overall market. The telecommunications sector is subject to certain pro-competitive governmental policies and government regulation of rates charged and services that may be offered, and changes in these regulations may adversely affect the value of the telecommunications company securities the Fund holds.

     Risks particular to the media sector involve a greater price volatility for the overall market, rapid obsolescence of products and services resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the sector.

     The Federal Communications Commission ("FCC") imposes various types of ownership restrictions on investments both in mass media companies, such as broadcasters and cable operators, as well as in common carrier companies, such as the providers of local telephone service and cellular radio. For example, the FCC's broadcast multiple ownership rules, which apply to the radio and television industries, provide that investment managers are deemed to have an "attributable" interest whenever the manager has the right to determine how more than five percent of the issued and outstanding voting stock of a broadcast company may be voted. These same broadcast rules prohibit the holding of an attributable interest in AM and FM radio broadcast stations and television stations nationally. Similar types of restrictions apply in the mass media and common carrier industries.

  Basic Industries Sector

     The Investment Adviser may invest the Fund's assets in what the Investment Adviser identifies as growing and transforming companies in the basic industries sector. The Investment Adviser considers companies in the basic industries to be traditional or "old-line" companies in industries including, but not limited to, chemicals, manufacturing, steel products, mining, fibers, and forest products, and intends to invest in those that it believes have an established operating history but nonetheless are experiencing growth and generating positive cash flows. In addition to the potentially increased risk that such companies may be subject to litigation, changing regulations, or industry obsolescence, there can be no assurance that the Investment Adviser will be able to successfully identify or obtain securities issued by companies in the basic industries sector with positive financial results.

  Healthcare Sector

     Investments in companies in the healthcare sector may be more volatile than the market in general, based on, among other things, greater risk of obsolescence due to rapid technological progress, increased commercial targeting of consumers in the marketing of new medical products and techniques, and potentially rapid development of government regulation of medical devices and technologies. Such volatility may adversely affect the value of your investment in the Fund.

  Financial Services Sector

     Companies involved in the financial services sector are generally subject to the adverse effects of economic recession, volatile interest rates, portfolio focus in geographic markets, commercial and residential real estate loans and competition. In addition, such companies are subject to extensive regulation and tax law changes, and face the risk of loss from their proprietary trading and investment activities. Insurance companies are also subject to the imposition of premium rate caps, pressure to compete globally, weather catastrophes and other disasters that require payouts, and mortality rates.

  Growing and Transforming Companies

     The Investment Adviser considers growing and transforming companies to be those that operate in markets, including mature markets, where change is occurring, triggered by new technologies or production processes, consolidation, outsourcing of non-critical business functions, new management techniques, deregulation or privatization. The Investment Adviser focuses on investing in transforming businesses that are serving high growth end markets that would allow such businesses to benefit from that growth. Many of these companies have undergone recapitalizations and have significant debt burdens.

SMALLER COMPANY SECURITIES

     The Fund may invest in the securities of small or medium-sized companies. These companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, publicly traded small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects. In current market conditions, the Fund considers small and medium-sized companies to be those with market capitalizations, at the time of purchase by the Fund, of below $10 billion and in some cases less than $2 billion. The Fund's definition of small and medium-sized companies may change in light of market developments.

INVESTMENTS IN PRIVATELY PLACED SECURITIES AND VENTURE CAPITAL COMPANIES

     Up to 60% of the Fund's total assets may be invested in privately placed securities issued by companies in the Target Sectors or by growing and transforming companies, which will consist substantially of private equity securities, but may also include Special Situation investments (collectively, "private securities"). The Fund may pursue this investment strategy directly or indirectly through investments in private investment funds.

     These private security investments may include securities of companies that are deemed to be in the later stage of their financing activities and may also include early stage investment opportunities. Investors should recognize that
(i) there will be no public market for the private securities at the time of the Fund's investment, and (ii) there can be no assurance that any planned initial public offering ("IPO") or other exit strategy with respect to such investment will ever be completed. In evaluating both public and private companies, the Investment Adviser conducts fundamental due diligence focusing on management strength, sector attractiveness, competitive dynamics, strategic positioning and potential operational gains at the company.

     Private securities of companies in the Target Sectors and of growing and transforming companies present all of the risks described above of investment in small companies, companies in the Target Sectors, and growing and transforming companies, plus certain additional risks. Certain of the private securi-ties may be issued by privately owned companies that plan to conduct an IPO (a "venture capital company"), and are highly speculative investments. The Fund's ability to realize value from an investment in a venture capital company is to a large degree dependent upon the successful completion of the company's IPO or the sale of the venture capital company to another company, which may not occur for a period of several years after the date of the Fund's investment, if ever. There can be no assurance that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, as to the timing and values of, or the ability of the Fund to benefit from, such offerings or sales. The Fund may lose all or part of its entire investment if these companies fail or their product lines fail to achieve an adequate level of market recognition or acceptance. Conversely, there can be no assurance that the Fund will be able to identify a sufficient number of desirable private security or venture capital investments. This could cause the Fund to invest substantially less than 60% of its assets, and possibly none of its assets, in private securities investments. The Fund's venture capital investments may include securities of private investment funds that invest primarily in venture capital companies. These investments may involve relatively high fees (the Fund will be indirectly paying fees to the manager of such funds and to Scudder Weisel on the same assets) and a high degree of risk.

     All venture capital investments involve substantial risks. A portion of the Fund's venture capital investments may be in companies that have not yet developed infrastructure or commenced earning revenues. These types of companies are in the early stage of development. The risks associated with investments in companies in the early stages of development are greater than those of companies in the late (sometimes called "pre-IPO") stage, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an IPO is highly contingent on factors that often are not in the companies' control. The Investment Adviser also may lack information on which to base its evaluation of an investment in a venture capital company. For example, since venture capital companies do not file periodic reports with the SEC, there is less publicly available information about them than there is for other small companies, if there is any at all. The Fund must therefore often rely on information received directly from the venture capital company or persons associated with it to evaluate potential investment returns. Early stage companies are not expected by the Investment Adviser to conduct an IPO within 36 months of the Fund's initial investment. The earliest investment in early-stage companies typically involves a relatively small amount of capital that finances a concept, so that start-up capital can be obtained. Early stage financing may also refer to capital extended to companies completing product development and initial marketing. Typically, a company at the early financing stage has not yet sold its product commercially. Companies that have expended or anticipate expending their initial capital (often in developing and market-testing a prototype) and that require funds to initiate full-scale manu-facturing and sales seek "expansion financing." Expansion capital may also provide working capital for the initial expansion of a company that is manufacturing and shipping its product, but that does not yet show a profit. The Fund generally will participate in early stage and/or expansion financing for a company only if the company has an established management team with a proven track record of building a business and, in the judgment of the Investment Adviser, an innovative idea with a sustainable competitive advantage. Late stage companies will typically have small market capitalizations and limited or no liquidity; even after an IPO, liquidity may be limited and the Fund may be subject to contractual limitations on its ability to sell shares. Late stage companies are expected by the Investment Adviser to conduct an IPO within 12 to 24 months of the Fund's initial investment, although there can be no assurance that a late stage company will ever conduct an IPO.

     The Investment Adviser's other clients, including private investment funds, may compete with the Fund for investments in early-stage companies, and therefore the Fund may not be able to invest in these companies to the extent it desires. In addition, the Fund may have to forego attractive investment opportunities in companies in which certain of the Investment Adviser's other clients have existing investments when such investment would be inconsistent with applicable law.

     For additional information about the risks of investing in venture capital companies, see "Additional Information on Investment Techniques -- Venture Capital Companies" in the SAI.

INVESTMENTS IN PRIVATE INVESTMENT FUNDS

     Investments in investment vehicles that are not publicly offered, or "private investment funds," may involve all the risks of investing in private securities and venture capital companies described above, plus certain additional risks. In particular, the Fund must rely upon the judgment of the general partner or other manager of a private investment fund in selecting the companies in which the fund invests and in deciding when to sell its investments. Typically, private investment funds request capital contributions from their investors over time. The timing and amounts of capital calls on investors can be unpredictable and the Fund may have to sell portfolio securities or borrow money to meet capital calls. A private investment fund may employ leverage, which can magnify any losses incurred by its investors, including the Fund. Borrowing to meet capital calls will increase the Fund's leverage and expenses, which may reduce returns.

     When the Fund invests in a private investment fund, the Fund will pay its share of the private investment fund's fees and expenses. In particular, a private investment fund may also be required to pay management fees and/or performance fees to its general partner or manager, which can reduce the return to investors, including the Fund. These fees and expenses are in addi-tion to the fees and expenses paid directly by the Fund in connection with its operations. A private investment fund may also pay certain costs of evaluating and negotiating each of its investment, including fees of outside legal counsel, which may reduce the Fund's return. The shareholders of the Fund indirectly will bear these fees.

     Investments in private investment funds generally are highly illiquid. The Fund may not be able to dispose of a holding when it wishes to, or may be able to do so only at a disadvantageous price.

     Because the Fund may invest in securities issues by other investment funds, the Fund (and indirectly, its shareholders) will bear its proportionate share of investment management and other fees and expenses incurred at the underlying investment fund level.

     The Fund may invest in private investment funds that employ Scudder Weisel or the Investment Adviser, or their affiliates, as investment adviser or in which such an entity has some economic interest. Any such investment will be made in accordance with applicable regulations or exemptive relief thereunder. The Fund is seeking exemptive relief from the SEC to the extent necessary to permit such investments. There can be no assurance that such relief will be granted.

SPECIAL SITUATION INVESTMENTS

     The Investment Adviser intends to invest, on behalf of the Fund, in Special Situation investments. Special Situation investments are included in the portion of the Fund's portfolio invested in private securities. Special Situation investments primarily include mezzanine debt securities, PIK preferred securities, investments in collateralized debt obligations ("CDOs"), and distressed securities. The risks associated with these Special Situations investments include the risks of illiquidity since these investments are generally not traded on any established or efficient markets, market volatility related to uncertainties in the global financial markets, and the use of leverage (used by CDOs) to seek enhanced returns. In addition, debt securities are subject to the risk of an issuer's inability to meet principal and interest payments ("credit risk") and price volatility due to interest rate sensitivity, market perception of the issuer's creditworthiness and market liquidity.

     Mezzanine debt investments are typically privately negotiated subordinated debt securities issued by private companies with enterprise values ranging from $50 million to $500 million. Mezzanine debt investments typically have two components: a cash coupon in excess of 10% and an "equity kicker" structured to provide total returns in excess of 18%. An "equity kicker" is an addition to a fixed income security that permits the investor to participate in increases (if any) in the value of equity ownership. Typically, issuers of mezzanine debt securities use the proceeds to finance internal growth, to effect recapitalizations, or to make acquisitions. Because these investments are unrated or non-investment grade rated, mezzanine debt has greater credit and liquidity risk than more highly rated debt. Further, adverse changes in the financial condition of the obligor, general economic conditions, or relatively high debt-to-equity ratios of an obligor may impair the ability of the obligor to make payments of principal and interest.

     PIK preferred investments are typically privately negotiated preferred equity securities that are subordinated to any debt in a company's capital structure, but senior to more traditional "common" equity. Typically, PIK preferred securities are paid a coupon in additional securities rather than cash and issued with either "equity kickers" or convertible into common stock at the holders' election. Similar to mezzanine debt investments, PIK preferred securities are typically used to finance internal growth, assist in effecting recapitilizations, or to make acquisitions, and are subject to the same general risks as mezzanine investments.

     The Fund may make investments in CDOs. CDOs are innovative investment vehicles consisting of portfolios of fixed income securities and/or bank loans (in both cases, typically non-investment grade). A CDO finances its portfolio of fixed income securities and bank loans through the issuance of debt and equity securities. The spread between the yield on the assets that the CDO owns and the cost of the CDO's debt is generally available for the benefit of the equity investors. The Investment Adviser expects that the Fund will typically invest in the equity of a CDO that is the riskiest capital issued by a CDO.

     Distressed securities include public and private debt and equity securities and other obligations (trade debt) of companies that are either in or near default. The Investment Adviser has extensive experience in assessing an issuer's credit profile and negotiating complex transactions. However, investments in distressed securities involve substantial risk including that the investment may not show any return for a considerable period of time, or at all, and in certain reorganization or liquidation proceedings, the Fund may lose its entire investment or may be required to accept cash and securities with a value less than the original investment.

     The Fund may invest in any of these Special Situations investments directly or indirectly by investing in private investment funds that, in turn, make such direct investments. Any other private investment fund in which the Fund may invest also impose management and incentive fees on their investors. If the Fund were to invest in another private investment fund, affiliated or otherwise, the Fund's shareholders would bear two layers of such fees and, therefore, the return to the Fund's investors will be impacted. In addition, the general partner, manager or adviser of such other fund may receive the economic benefit of certain fees from its portfolio companies for services pro-vided, including from unconsummated transactions (e.g., topping, break-up, placement, monitoring, organizational and set-up fees) and advisory services.

     For additional information about Special Situation investments, see "Additional Information About Investment Techniques" in the SAI.

NON-CASH LIQUID INVESTMENTS

     The Investment Adviser intends to invest up to 15% of its assets in non-cash liquid investments in order to manage the Fund's ongoing liquidity requirements. The Fund may invest in non-cash liquid investments primarily consisting of high yield bonds and institutional bank loans. In determining that these non-cash liquid investments are liquid for purposes of managing the Fund's ongoing liquidity requirements, the Fund intends to follow its policies and procedures that the Board has approved for purposes of determining liquidity of the Fund's investments.

     High yield bonds are typically characterized as debt securities rated below investment grade that historically trade in excess of 350 basis points (3.5%) over U.S. Treasury securities with comparable maturities. High yield securities (sometime referred to as "junk bonds") are generally subordinated to the senior debt in a company's capital structure. The returns of high yield securities are also subject to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and (iv) changes in market liquidity. During periods of economic downturn or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. High yield securities have historically experienced greater default rates than investment grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of high yield securities. In addition, the Fund may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in high yield securities, the success of such investments is dependent on the credit analysis of the Investment Adviser.

     High yield securities are those rated below the fourth highest category by all nationally recognized statistical ratings agencies that have rated them, or unrated securities deemed to be of comparable quality by the Investment Adviser. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms and obligations. For a description of debt ratings, see Appendix A in the SAI.

     During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     The market for lower rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur.

     The market for lower rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

     Institutional bank loans are typically characterized by below investment grade issuers whose secured loans cost 200 basis points (2%) or more in excess of the London Inter-bank Offer Rate ("LIBOR"). These bank loans are typically the senior-most debt in a company's capital structure and are secured with some or all of the assets of an issuer. Bank loans and participations, like other debt obligations, are subject to the risk that borrowers may default on obligations to pay principal or interest when due, that lenders may have difficulty liquidating the collateral, if any, securing the loans or participations or enforcing their rights under the terms of the loans or participations. See "Additional Information on Investment Techniques" in the SAI for more information on bank loans and participations.

TARGET SECTOR FOCUS; NON-DIVERSIFIED STATUS

     The Fund will invest primarily in companies within or related to the Target Sectors. Where a portfolio is comprised of securities of a small number of companies or in securities of companies in a limited number of sectors, the risk of any investment decision is increased. The assets of the Fund will consist primarily of companies that the Investment Adviser considers to participate in the Target Sectors or to be growing and transforming companies. Further, it is anticipated that the Investment Adviser will focus more of the Fund's investment activities in the information technology sector rather than any of the other four Target Sectors, although the Investment Adviser has discretion to focus on other Target Sectors if it believes market conditions so warrant. As a consequence, the Fund may be exposed to greater risk of sector volatility where the Fund's investments are focused in any one sector such as information technology. The Investment Adviser will seek to reduce the company-specific risk, as opposed to sector-specific risk, of the Fund's portfolio by investing in more than one company in a particular sector, but this may not always be practicable.

     The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the net asset value of the Fund's shares. The Fund is "diversified," however, for purposes of obtaining tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended.

INCENTIVE FEE

     The Fund's management fee has two components -- an asset based fee and a performance based (or "incentive") fee. The Fund will pay Scudder Weisel an asset based fee at an annual rate of 2.0% of the Fund's average daily net assets and an incentive fee at an annual rate of 20% of the sum of the Fund's (i) net realized capital gains, (ii) net investment income, and (iii) net unrealized appreciation for the year. No incentive fee will be paid with respect to the unrealized appreciation of private equity securities held in the Fund's portfolio, except that an incentive fee will be paid as a result of increases in value as a result of the payment of share dividends on any PIK preferred security held by the Fund. No incentive fee will be paid unless the Fund has offset all prior net realized capital losses, net unrealized depreciation and net investment loss. Scudder Weisel will pay 100% of any incentive fee payment to the Investment Adviser. The right to the incentive fee could give the Investment Adviser an incentive to select a higher fair value for the Fund's investments than it otherwise would. The right to the incentive fee also may give Scudder Weisel or the Investment Adviser reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the asset based fee. In addition, since the performance fee is calculated on a basis that includes unrealized appreciation of a portion of the Fund's assets, it may be greater than if such fee was based solely on realized gains.

     The amount of the incentive fee accrual will be based in part on the valuation of the Fund's private securities. Until a venture capital company or other issuer of private securities completes an IPO or is acquired by a public company, the Investment Adviser must estimate the value of an investment in that company under the supervision of the Board of Trustees by using fair value policies and procedures approved by the Fund's Board of Trustees (see "Calculation of Net Asset Value"). The valuations assigned to such investments will have a direct effect on the investment management fees payable to Scudder Weisel and the Investment Adviser. The value ascribed to these securities by the Investment Adviser for any of its other clients may differ from the value at which the securities are carried by the Fund by virtue of the procedures approved by the Fund's Board of Trustees. Any differences in valuation that exist may result in differences in the calculation of the incentive fee charged to the Fund and other clients with which the Investment Adviser has an incentive fee arrangement.

     For an explanation of the incentive fee calculation, see the section in this Prospectus entitled "Investment Management and Other Services" and the Fund's SAI.

RESTRICTED AND ILLIQUID SECURITIES

     The Fund may invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended ("1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Some of the Fund's portfolio securities, even if they are publicly traded, may be thinly traded and relatively illiquid. Private securities and securities issued by venture capital companies are illiquid.

     Restricted and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books, particularly where the value of the restricted or otherwise illiquid investment is volatile. Difficulty in selling illiquid investments could impair the Fund's ability to meet repurchase requests or to pay its fees and expenses.

     Private equity investments may typically take several years from the date of initial investment to reach a state of maturity when the investment can be realized. These investments typically will not be liquid prior to that time. In light of the foregoing, it is likely that the Fund will not realize returns on its private securities investments until at least three and possibly up to ten years from the date of the Fund's investment. At the end of the Fund's life, a larger percentage of its assets may be private equity investments.

SHORT SALES

     The Fund may make short sales of securities. The Fund may establish aggregate short positions equal to up to 25% of its net assets. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may also sell securities that it owns or has the right to acquire at no additional cost but does not intend to deliver to the buyer, a practice known as selling short "against-the-box." The Fund may have to pay a fee to borrow particular securities and typically does not have rights to payments received on such borrowed securities. The Fund's obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealers, usually cash, U.S. Government securities or other highly liquid securities similar to those borrowed. The Fund will be required to deposit similar collateral with its custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or will otherwise cover the short position as required under applicable regulatory authority. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain is limited to the price at which it sold the security short; its potential loss is theoretically unlimited.

INVESTMENTS IN FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

     The Fund plans to invest in the securities of foreign companies in the Target Sectors or of foreign growing and transforming companies. The Fund may invest directly in foreign securities or it may invest through depositary receipts, which are certificates issued by a bank or other financial institution that evidence the right to receive the underlying foreign security. Investments in non-U.S. securities involve certain risks in addition to those of securities generally. The Fund may not invest more than 33% of its total assets in non-U.S. securities but this limit does not apply to investments in depositary receipts traded in the United States or to commercial paper and certificates of deposit issued by foreign banks. Investments in foreign securities face specific risks, which may include:

     - unfavorable changes in currency rates and exchange control regulations;

     - restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital invested abroad;

     - reduced availability of information regarding foreign companies;

     - foreign companies may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements;

     - reduced liquidity as a result of inadequate trading volume and government-imposed trading restrictions;

     - the difficulty in obtaining or enforcing a judgment abroad;

     - increased market risk due to regional economic and political instability;

     - increased brokerage commissions and custody fees;

     - securities markets that are subject to a lesser degree of supervision and regulation by competent authorities;

     - foreign withholding taxes;

     - the threat of nationalization and expropriation; and

     - an increased potential for corrupt business practices in certain foreign countries

BORROWING; USE OF LEVERAGE

     The Fund is authorized to borrow money to fund the purchase of portfolio securities (including additional investments in equity and debt securities, private securities, Special Situation investments), to meet repurchase requests and for portfolio management purposes. The Fund may also borrow money to pay operating expenses, including management fees, and to comply with applicable diversification and distribution requirements under federal tax law. The Fund generally intends to borrow money for financial leverage purposes only in limited circumstances to take advantage of perceived opportunities such as short-term price disparities between markets or related securities, or when the Investment Adviser believes other attractive investment opportunities are available, and sufficient cash or other liquid resources are not otherwise available, or where the Investment Adviser believes it would not be prudent to sell existing portfolio holdings. If the Fund borrows to finance repurchases of its shares, interest on that borrowing will negatively affect shareholders who do not tender all of their shares, by increasing the Fund's expenses and reducing any net investment income.

     The Fund will seek to repay borrowings used to meet repurchase requests and for cash management purposes generally within one year of incurring them. The use of borrowings for financial leverage involves a high degree of risk.

     The Fund will not borrow money until the proceeds of the initial offering are substantially invested in furtherance of the Fund's investment objective. The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300%. The 1940 Act also provides that the Fund may not declare dividends or distributions, or purchase its stock (including in repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300%. For this purpose, an asset coverage of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund must also limit its borrowings and leverage practices to the extent necessary to permit the Fund to repurchase securities pursuant to its repurchase policy without causing the Fund to have an asset coverage of less than 300%. The Fund will engage in short selling, but typically (although not in all cases) will cover its short positions to avoid creating leverage. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund, and may also limit the extent to which the Fund may hold illiquid securities, reducing the Fund's investment flexibility. If the Fund is unable to make distributions as a result of these requirements, it may no longer qualify as a regulated investment company and could be required to pay additional taxes. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the asset level below what is required by the 1940 Act or the Fund's loan agreements. In certain cases this may be impossible.

     The Fund's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are the investment outlook, market conditions and interest rates. Successful use of borrowing will depend on the ability of the Investment Adviser to analyze interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

     The use of borrowings for financial leverage involves a high degree of risk. The Board of Trustees may modify the Fund's borrowing policies, including the percentage limitations, the purposes of borrowings and the length of time that the Fund may hold portfolio securities purchased with borrowed money. Management of the Fund has no current intention of requesting any such modifications. See "Additional Investment Policies -- Fundamental Policies" in the SAI.

     To the extent that the Fund uses leverage and borrows money, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund's investments decline in value, your loss will be magnified if the Fund has borrowed money to make its investments.

     If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings within one year of incurring them, or it may be forced to sell investments at disadvantageous times in order to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continued interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. If the Fund is forced to sell investments to repay borrowings (including borrowing incurred to finance the repurchase of shares) the Fund's portfolio turnover rate will increase, which may result in an increase to the Fund's expense ratio.

     The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund's shares, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends (if any) to holders of shares. Interest payments and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise has available for the payment of dividends. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

USE OF DERIVATIVES

     The Fund may, but is not required to, use financial instruments known as derivative instruments to hedge portfolio risks and for portfolio management purposes. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Fund will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Fund's investment objective and the risk associated with the instrument. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed, or that the Fund or the Investment Adviser will be able to use a particular derivative instrument when the Fund or the Investment Adviser may desire to use it.

     Hedging activity may relate to a specific security or to the Fund's portfolio as a whole. The Fund may buy or sell put or call options on transferable securities to hedge against adverse movements in the prices of securities held in the Fund's portfolio. The Fund may buy or sell these options if they are traded on options exchanges or over-the-counter markets and will enter into transactions only with broker-dealers that are reputable financial institutions that specialize in these types of transactions, that make markets in these options, or are participants in over-the-counter markets. A put option gives the purchaser of the option the right to sell, and obligates the seller of the put option to buy, the underlying security at a stated exercise price at some point prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the seller to the call option to sell, the underlying security at a stated exercise price at some point prior to the expiration of the option. See "Additional Information on Investment Techniques -- Derivatives" in the SAI.

     The Investment Adviser will consider changes in foreign currency exchange rates in making investment decisions about non-U.S. securities. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or to sell U.S. dollars or non-U.S. currencies at a future date). A forward contract may help reduce the Fund's losses on securities denominated in a currency other than U.S. dollars, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar. See "Additional Information on Investment Techniques -- Foreign Currency Transactions" in the SAI.

     Investing in derivative instruments involves numerous risks. For example:

     - the underlying investment or security might not perform in the manner that the Investment Adviser expects it to perform. This could make the derivative strategy unsuccessful;

     - the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument;

     - certain derivative investments that the Fund holds may trade only in the over-the-counter markets or not at all, and can be illiquid;

     - derivatives may change rapidly in value because of their inherent leverage.

     In addition, depending on market conditions, from time to time the Fund may invest in securities that seek to track nationally recognized securities indices. Such securities may include, but are not limited to, exchange traded funds, which are a type of investment company.

     The Fund's net asset value may change more often and to a greater degree than it otherwise would if it did not use derivatives.

LENDING OF SECURITIES

     The Fund may lend its portfolio securities to earn fees and increase the Fund's returns. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties.

Although the Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. For example, loaned securities may have appreciated beyond the value of the collateral that the Fund holds at the time of a default. In addition, the Fund will bear the risk of loss on any collateral that it chooses to invest.

COUNTERPARTY RISK

     Many of the markets in which the Fund effects its transactions are "over-the-counter" or "interdealer" markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In addition, in the case of a default, the Fund could become subject to adverse market movements while replacement transactions are executed. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has limited its transactions to a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from limiting any or all of its transactions with one counterparty. Although the Investment Adviser evaluates the creditworthiness of its counterparties, there can be no assurance that such analysis will be adequate in all cases to reduce or eliminate counterparty risk. The ability of the Fund to transact business with any one or a number of counterparties, the lack of any meaningful and independent evaluation of such counterparties' financial capabilities in some cases, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

LIMITATIONS ON INVESTMENTS IN CERTAIN INITIAL PUBLIC OFFERINGS

     From time to time, an affiliate of the Fund may act as a member of an underwriting syndicate in connection with a company's IPO. The Fund is limited in its ability to participate in such IPOs. This limitation may cause the Fund, from time to time, to miss advantageous opportunities in connection with investing in certain IPOs.

INSIDE INFORMATION

     From time to time, the Investment Adviser or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested or proposes to invest, and applicable law may limit the ability of the Fund to buy or sell securities of such entity while such information remains non-public and material. Specifically, the Investment Adviser or its affiliates may negotiate to have a seat on a board of directors of a company in which any of their clients invest (or a presence at board meetings), or may be involved in a workout situation for a company in which one or more client has invested. In these cases, as well as other similar circumstances, the Investment Adviser may come to possess material non-public information about a company that it would be prohibited from using for the benefit of any client, including the Fund. The Investment Adviser has taken steps to minimize conflicts that can arise in these circumstances, such as erecting "Chinese Walls".

CONFLICTS OF INTEREST

     In addition to other possible conflicts of interest, the Fund and an investment company whose investment adviser is Scudder Weisel or the Investment Adviser (an "affiliated fund") may invest in the same portfolio company. If this happens, the Fund and the affiliated fund may have conflicting interests, particularly if the Fund and the affiliated fund invest in different classes or types of securities of that company. Conflicts of interest may arise when the Fund and the affiliated fund participate in structuring the financing of an acquisition or other transaction and establishing the terms and conditions of the securities offered. Conflicts also may arise during the period when the Fund and the affiliated fund hold the same security in a portfolio company. The Investment Adviser maintains a restricted list of securities and the Fund will not be able to invest in public companies on this list.

     The Fund expects to engage in transactions in the ordinary course of business with firms and companies of which one or more trustees, directors or officers is a Trustee and/or officer of the Fund.

                                USE OF PROCEEDS

     The proceeds of the initial offering will be invested in accordance with the Fund's investment objective and principal strategies as soon as practicable after the termination date of the initial offering period. Based on current market conditions, Scudder Weisel expects that approximately 80% of the Fund's assets will be invested within one year to eighteen months after termination of the initial offering, and that a longer time period will be necessary for the remainder of the Fund's assets to be invested. This lengthy investment period reflects the fact that: (i) the Investment Adviser plans to spend considerable time researching prospective investments; (ii) the companies in which the Fund plans to invest will be primarily small to medium-sized companies that may have limited amounts of outstanding securities available for purchase; (iii) in most instances, the Fund plans to minimize the positive impact its purchases of securities will have on the price of these securities by purchasing the securities over a period of time; and (iv) the Investment Adviser must originate private securities for the Fund, which may take a signifi cant amount of time. Pending the full investment of the proceeds of the offering pursuant to the Fund's investment policies, a portion of the proceeds of the offering will be invested in short-term, high quality money market securities. In addition, the Fund may invest in securities that seek to track the performance of various stock market indices. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies. The Fund will pay offering expenses estimated to be $1,200,000 from the proceeds of the initial offering. Such expenses will therefore be borne by investors in the initial offering. Investors in any subsequent continuous offering may not bear any of these offering expenses, although they will bear offering expenses of any such subsequent continuous offering.

                      INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund's investment objective may be changed by the Board of Trustees without the vote of a majority of the Fund's outstanding voting securities.

PERCENTAGE LIMITATIONS

     Unless otherwise specified, percentage limitations will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests. The percentage limitations contained in the Fund's Prospectus and SAI apply to the direct investments made by the Fund. Accordingly, the Fund's investment limitations are not applied to the portfolio securities held by the investment funds in which the Fund may invest.

INVESTMENT APPROACH

     The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing up to 80% of its total assets in public and private securities of U.S. and non-U.S. companies that participate in the information technology, communications, basic industries, healthcare, or financial services sectors (collectively, the "Target Sectors"), and companies that the Investment Adviser considers to be growing and transforming companies. The Fund may focus its Target Sector investments in the information technology sector more so than in any other sector. Up to 60% of the Fund's total assets may be invested in privately placed securities issued by companies in the Target Sectors or by growing and transforming companies, which will consist substantially of private equity securities, and will also include Special Situation investments (collectively, "private securities"). The Fund may pursue its investment strategy directly or indirectly through investments in private investment funds. Publicly traded securities in which the Fund may invest may be issued by companies of any size, although the Fund intends to invest the public securities portion of its portfolio primarily in securities of small and mid-sized companies with market capitalizations of less than $10 billion, and in some cases less than $2 billion. The Fund's private securities investments may be issued by companies in the early stage or later stages of their financing activities. Investors should recognize that (i) there will be no public market for the private securities at the time of the Fund's investment, and (ii) there can be no assurance that any planned initial public offering ("IPO") or other exit strategy with respect to such investment will ever be completed.

     The Fund may also invest in securities convertible into or exchangeable for common stocks, rights and warrants to purchase common stocks and depository receipts representing an ownership interest in equity securities. The Fund considers all of these securities equity securities for purposes of its investment strategies. The Fund may also invest in non-convertible debt securities or preferred stocks believed to provide opportunities for capital gain.

     The Investment Adviser will pursue the Fund's investment objective primarily by selecting public and private equity securities of companies in the Target Sectors and companies that the Investment Adviser considers to be growing and transforming companies. The Investment Adviser's approach in making these selections is described below.

  General

     Sector Expertise. The Investment Adviser's investment teams are focused on areas in which they have developed extensive expertise, relationships and portfolio company experience. The Investment Adviser believes the following sectors present highly attractive opportunities today: information technology, communications, basic industries, health care, and financial services. In addition, the Investment Adviser believes that growing and transforming companies present highly attractive opportunities. The Fund may focus its Target Sector investments in the information technology sector more so than the other sectors. The Investment Adviser believes that its investing insights are improved significantly by the overlapping and highly complementary nature of these areas.

  [CHART CONTAINING: INFORMATION TECHNOLOGY; COMMUNICATIONS; HEALTHCARE; BASIC
                        INDUSTRIES; FINANCIAL SERVICES]

     Globalization. The Investment Adviser believes that most great companies operate in a global economy, not confined by national borders that speak more of politics than economic communities. This is particularly true today, as the recent emergence of a worldwide entrepreneurial spirit, the explosion of the information revolution and the development of international capital markets that support growth companies all combine to create a unique global investment environment. Searching for the great companies of tomorrow and the most talented entrepreneurs, the Investment Adviser has created a global investment model to participate in this revolution. By building global investing teams with a blend of U.S. and foreign experience, the Investment Adviser utilizes its U.S. knowledge and expertise as a basis for thoughtful investment in international markets. Further, the Investment Adviser can transfer international insights and sector skills to the U.S. The Investment Adviser's overseas offices in major international financial centers fortify this globalization strategy, allowing us to develop relationships with international businesses.

     Complementary Investment Activities. The Investment Adviser invests capital dedicated to private and public equity and private and public debt, and it believes that the cross-fertilization of ideas that results from its complementary investment activities offers the Investment Adviser significant advantages. Scudder Weisel believes the Investment Adviser's complementary products and overlapping sector expertise improve deal sourcing and create more astute investing. In addition, with access to multiple sources of capital, the Investment Adviser can serve as better partners with entrepreneurs. The Investment Adviser believes this strategy may enhance returns.

  Private Equity Investing

     Growth Capital Niche. The Investment Adviser will execute an investment approach called "growth capital," which it helped pioneer in the early 1990s. The Investment Adviser seeks to identify companies at a point in their development when the Investment Adviser believes the company is poised for growth. Growth capital investing borrows from the traditional venture capital and leveraged buyout sectors, but is a distinct style of investing. The Investment Adviser believes that growth capital investing provides a large set of opportunities and entails business execution risk, but generally avoids the technological and conceptual risks of venture capital and the market and financial risks of leveraged buyouts. Scudder Weisel believes that the Investment Adviser is a leader in this area of private equity.

     Unique "Top-Down/Bottom-Up" Approach. The Investment Adviser attempts to identify unique investment opportunities through an investment sourcing approach referred to as "top down/bottom up". The Investment Adviser first applies a macro-economic analysis to the investment market place to attempt to identify the most promising areas of opportunity ("top-down") and then attempts to identify the best private companies within these areas ("bottom-up"). This form of deal sourcing is difficult to execute. However, over the past decade the Investment Adviser believes it has invested in the people, the organization and the management process to succeed. The Investment Adviser believes that its unique deal sourcing distinguishes it and enables it to create interesting investments at attractive valuations.

  Public Equity Investing

     In the public equity portion of the Fund's portfolio, the Investment Adviser seeks to:

     - achieve superior returns through strategic security selection;

     - mitigate the market risk of the portfolio through the selective use of short positions; and

     - maximize after-tax performance through low turnover and multi-year investment horizons on a substantial portion of the portfolio.

     Long Positions. The Fund will invest in companies of all sizes, including small and middle capitalization companies, typically with less than $10 billion in market capitalization and in some cases less than $2 billion. This market sector directly parallels the Investment Adviser's experience in private equity investing. Small and mid-cap stocks receive less attention from the investment community than do large-cap stocks, enabling the Investment Adviser to develop an investment thesis based on a unique and differentiated insight. The Investment Adviser believes that such neglected or orphan securities offer higher expected returns than larger securities followed by dozens of analysts. Large capitalization companies are generally considered by the Investment Adviser to be companies with market capital in excess of $10 billion. This criteria is subject to change at the discretion of the Investment Adviser based on market developments.

     Consistent with the Investment Adviser's private equity strategy, the Fund may invest in a relatively small number of securities. The portfolio will represent a short list of investments that the Investment Adviser believes presents a promising investment opportunity, as opposed to a large, broadly diversified approach characteristic of most mutual funds.

     The Investment Adviser's approach stresses fundamental analysis. The Investment Adviser seeks to identify high return-on-capital businesses run by strong management teams at attractive prices. Businesses that exhibit high capital returns generate excess cash over many years. Grounded in the Investment Adviser's private equity heritage, it views management teams as partners and strives to invest with entrepreneurial leaders whose incentives are aligned with shareholders.

     The Investment Adviser, on behalf of the Fund, intends to purchase a solid business with strong management teams when the stock trades at a material discount to the Investment adviser's estimation of the company's value. The Fund relies on the depth and experience of the Investment Adviser in evaluating the worth of a business. Such research involves extensive due diligence and thorough research into the company and sector. The Investment Adviser will frequently attempt to utilize its experience in equity and debt investing and its expertise in the Target Sectors and in growing and transforming companies in making investment decisions for the Fund.

     The approach described above reflects the Investment Adviser's philosophy and is not expected to change. Securities market conditions are volatile however, and the Fund may pursue other strategies deemed appropriate by the Investment Adviser.

  Mezzanine Debt Investing

     The Investment Adviser's mezzanine investment strategy is characterized by a growth capital focus and a proactive investment process. The Investment Adviser believes that its mezzanine investments will capitalize on market inefficiency resulting from a relatively large universe of target companies and a relatively limited supply of capital for small to medium size growth companies. The Investment Adviser believes that these mezzanine investments are attractive because of the: (i) characteristics of the companies in the growth capital marketplace; (ii) large and relatively inefficient mezzanine market;
(iii) increasing mezzanine debt "gap"; and (iv) operating and financial risk profile of companies suitable for mezzanine investments. The companies targeted by the Investment Adviser, or a mezzanine fund in which the Fund may invest, typically range in size from $50 million to $500 million in enterprise value. Capital is used by these businesses to fund internally driven expansion, growth through strategic acquisitions, partial recapitalizations, and management leveraged buyouts suitable for mezzanine investments.

     For more information about the Investment Adviser's mezzanine investment strategy, see "Additional Information on Investment Techniques -- Mezzanine Debt Investments" in the SAI.

INITIAL INVESTMENTS

     During a significant part of the first year of the Fund's operation, the Fund expects that a substantial amount of its assets will be invested in publicly traded companies. The Investment Adviser may sell many of these investments and reinvest the proceeds in private securities, including securities issued by venture capital companies, in accordance with the Fund's principal investment strategies, subject to the availability of investment opportunities that the Investment Adviser deems attractive. The Fund may incur losses in such short-term investments. Short-term investing involves timing risk in addition to other investing risk, and may be considered speculative. As the Fund's private securities investments mature, they may undertake IPOs and become public companies. In these cases, the Fund may be subject to contractual and regulatory limitations that prevent it from selling part or all of these investments for an extended period.

TEMPORARY AND DEFENSIVE MEASURES

     The Fund may, from time to time, take temporary or defensive positions in cash or cash equivalents to attempt to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its investment objective.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, STRATEGIES AND TECHNIQUES

     The Fund may change any of the investment strategies discussed above if the Board of Trustees believes doing so is consistent with the Fund's investment objective of long-term capital appreciation. The Fund's investment objective is not a fundamental policy and may be changed by the Board of Trustees without the approval of shareholders.

                             MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES

     The Board of Trustees of the Fund supervises the affairs of the Fund. At least a majority of the Board of Trustees will be persons who are not "interested persons", as defined in Section 2(a)(19) of the 1940 Act.

THE INVESTMENT MANAGER AND INVESTMENT ADVISER

     Under an investment management agreement ("Investment Management Agreement") with the Fund, Scudder Weisel, a registered investment adviser, provides investment supervisory and administrative services to the Fund, including supervision of the Fund's investment program. Scudder Weisel was formed as a joint venture among Thomas Weisel Partners Group LLC ("Thomas Weisel Partners"), Scudder Kemper Investments, Inc. and Zurich On-Line Financing Ltd. As of November 30, 2000, Scudder Kemper Investments, Inc. and Zurich On-Line Financing Ltd., each a majority- or wholly-owned subsidiary of Zurich Financial Services Group, together held indirectly through a holding company structure 59.24% of the outstanding units of Scudder Weisel, and Thomas Weisel Partners held indirectly through a holding company structure 32.31% of the outstanding units of Scudder Weisel. Thomas Weisel Partners provides investment banking and related services. Zurich Financial Services Group is a global provider of financial services, including insurance and asset management services. Management and employees of Scudder Weisel hold its remaining units. Scudder Weisel has no prior experience as an investment manager. Scudder Weisel's address is 88 Kearny Street, San Francisco, CA 94108.

     Subject to general supervision of the Board of Trustees and in accordance with the investment objective, policies and restrictions of the Fund, Scudder Weisel provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund and the Investment Adviser pursuant to the Investment Management Agreement.

     Scudder Weisel has entered into an investment advisory agreement (an "Advisory Agreement") with the Investment Adviser to delegate the day-to-day discretionary management of the Fund's assets, subject to the supervision of Scudder Weisel. The Investment Adviser became registered as an investment adviser in 1999. It is privately held, is an affiliate of, and is owned by the same persons as, Whitney & Co. Noted industrialist, financier and philanthropist John Hay "Jock" Whitney founded Whitney & Co. in 1946. Whitney & Co., as of August 1, 2000, managed over $5 billion in assets for institutional and high-net worth investors. The Investment Adviser's address is 177 Broad Street, Stamford CT 06901. The Investment Adviser is not compensated directly by the Fund. The Advisory Agreement may be terminated by the Board of Trustees or by the Fund's shareholders.

     An investment committee of the Investment Adviser comprised of senior investment personnel will manage the investment portfolio on a day-to-day basis.

     Scudder Weisel has contractually undertaken to reimburse a portion of the Fund's expenses or to waive a portion of its management fee to the extent that the Fund's total expenses (before payment of the performance based management fee, offering costs, interest expense on any borrowings and any extraordinary expenses) would otherwise exceed 2.85% of its average daily net assets with respect to the Class A shares during the first fiscal year of the Fund's operations. This contractual undertaking expires on December 31, 2001.

MANAGEMENT FEE

     The Fund's investment management fee has two components, an asset based fee and a performance based (or "incentive") fee. Very few, if any, registered investment companies pay an incentive fee similar to the incentive fee that the Fund pays. This management fee is higher than management fees that most U.S. investment companies pay. The payment of fees and expenses by the Fund may require the Fund to liquidate portfolio securities, which could result in the realization of taxable gains. Scudder Weisel compensates the Investment Adviser for providing its investment advisory services to the Fund.

     ASSET BASED FEE. The Fund will pay an asset based fee to Scudder Weisel for its management services at an annual rate of 2.0% of the Fund's average daily net assets. The fee is calculated daily and payable monthly. Scudder Weisel pays to the Investment Adviser an asset based management fee equal to 1.0% of the Fund's average daily net assets.

     INCENTIVE FEE. The following discussion of the incentive fee is only a summary, and is qualified in its entirety by reference to the more complete description contained in the SAI under "Investment Management and Other Services -- Incentive Fee." The calculation of the incentive fee involves complex accounting concepts. The Fund encourages you to consult with your financial adviser regarding this calculation.

     In addition to the asset based fee, the Fund may pay an incentive fee to Scudder Weisel at the end of each year. The incentive fee will equal 20% of the sum of the Fund's (i) net realized capital gains, (ii) net investment income, and (iii) net unrealized appreciation for the year. No incentive fee will be paid with respect to the unrealized appreciation of private equity securities held in the Fund's portfolio, except that an incentive fee will be paid as a result of increases in value as a result of the payment of share dividends on any PIK preferred security held by the Fund.

     No incentive fee will be paid unless the Fund has offset all prior net realized capital losses, net unrealized depreciation and net investment losses with realized capital gains, unrealized appreciation and net investment income from all securities held by the Fund. The Fund will accrue daily a liability for incentive fees payable equal to 20% of the daily net increase in the Fund's net assets from investment operations. If applicable, this liability will be reduced (but not below zero) on any day by 20% of the net decrease in the Fund's net assets from investment operations. The increase or decrease in the accrual will be based on 20% of the sum of the Fund's (i) the net realized gain or loss, (ii) net unrealized appreciation or depreciation, and (iii) net investment income or loss. The Fund will accrue a liability for the incentive fee that may be greater than the amount payable at year end by the Fund as a result of using a different method of calculation for determining the accrual than the method used for payment of the liability. The amount of the incentive fee paid by the Fund will not exceed the incentive fee accrued by the Fund. Scudder Weisel will pay 100% of any incentive fee payment to the Investment Adviser.

     The incentive fee will accrue daily a liability for incentive fees payable equal to 20% of the daily net increase in the Fund's net assets from investment operations. If applicable, this liability will be reduced (but not below zero) on any day by 20% of the net decrease in the Fund's net assets from investment operations. The increase or decrease in the accrual will be based on the net realized capital gains or losses, net investment income or loss, and net unrealized appreciation or depreciation of the Fund's entire portfolio for that day.

     The incentive fee is paid annually, but shareholders may have their shares repurchased by the Fund quarterly. The Fund believes that it is appropriate for investors whose shares are repurchased to bear their share of the incentive fee for those shares for the period between the last incentive fee payment to Scudder Weisel and the date of repurchase. Otherwise, the remaining shares, and thus their shareholders, could pay a disproportionate share of the incentive fee. For this reason, the Fund will calculate a liability for the incentive fee each day that net asset value is calculated based on the Fund's performance. The Fund's net asset value will be reduced or increased each day it is calculated to reflect this calculation.

     If the Fund is in a net loss situation for the year, there will be no accrual, and no incentive fee will be payable. If this situation arises, the Fund will keep track of its "cumulative loss" on each day net asset value is calculated. Each time shares are repurchased in a repurchase offer, the Fund will adjust the amount of any cumulative loss downward in proportion to the number of shares repurchased, so that the repurchase of shares has the effect of reducing the amount of cumulative loss. In addition, each time additional shares are sold, the Fund will adjust the amount of any cumulative loss upward in proportion to the number of shares issued (but not to an amount larger than the cumulative loss would be if no shares had been repurchased). This will ensure that the amount of cumulative loss remains constant on a per-share basis.

     The incentive fee is accrued as a liability of the Fund each day that the Fund calculates net asset value, and so reduces the net asset value of all shares. THE REPURCHASE PRICE RECEIVED BY AN INVESTOR IN A QUARTERLY REPURCHASE OFFER WILL REFLECT AN INCENTIVE FEE ACCRUAL IF THE FUND HAS EXPERIENCED AN INCREASE IN NET ASSETS DUE TO INVESTMENT OPERATIONS THROUGH THE DATE OF REPURCHASE. HOWEVER, THE INCENTIVE FEE ACCRUAL MAY SUBSEQUENTLY BE REVERSED IF THE FUND'S PERFORMANCE DECLINES. IN THAT CASE, THE FUND WILL RETAIN SOME OR ALL OF THE INCENTIVE FEE ACCRUAL BORNE BY THE INVESTOR. NO ADJUSTMENT TO A REPURCHASE PRICE WILL BE MADE AFTER IT HAS BEEN PAID.

     The Fund will not accrue an incentive fee for any year unless it has fully recovered any cumulative losses from prior periods. However, the total amount of cumulative loss will be shared equally by all outstanding shares of the Fund. If some shareholders reinvest distributions by the Fund in additional shares, then the number of outstanding shares will increase, and the per-share amount of cumulative loss (if any) will be reduced. As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted. This means that you may bear a higher percentage incentive fee than if you had reinvested dividends.

     In addition, whenever shares are repurchased in a repurchase offer, the amount of any cumulative loss will be reduced in proportion to the number of shares repurchased. For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund's shares are repurchased in a repurchase offer, then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000. It is possible that the Fund may experience a net loss from investment operations for a full year, but you will have a positive return on your investment and an incentive fee will be accrued for that year. (In the preceding example, if, after the repurchase, the Fund experiences an increase in assets due to investment operations increasing its assets by $4,850,000, then the net loss from investment operations for the period would be $150,000, but the Fund would accrue an incentive fee equal to 20% of $100,000, or $20,000).

     The right to the incentive fee could give the Investment Adviser an incentive to select a higher fair value for the Fund's investments than it otherwise would. The right to the incentive fee also may give Scudder Weisel or the Investment Adviser reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the asset based fee. In addition, since the incentive fee is calculated on a basis that includes unrealized appreciation of the publicly traded portion of the Fund's assets, it may be greater than if such fee was based solely on realized gains.

OTHER EXPENSES OF THE FUND

     The Fund pays a management fee, consisting of an asset based fee and a performance based fee, to Scudder Weisel plus all of the Fund's expenses other than those that Scudder Weisel assumes. The expenses of the Fund include, but are not limited to, the administrative and shareholder service fee, brokerage commissions, interest on any borrowings by the Fund, fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund) and independent auditors, taxes and governmental fees, custody fees, expenses of printing and distributing prospectuses, reports, notices and proxy material to shareholders of the Fund, expenses of printing and filing reports and other documents with government agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements, fees and expenses of Trustees of the Fund that Scudder Weisel or its affiliates do not employ, insurance premiums and extraordinary expenses such as litigation expenses. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

     Scudder Weisel Capital Services LLC, whose principal business is 5375 Mira Sorrento Place, Suite 700, San Diego, CA 92121, serves as transfer and dividend disbursing agent ("Transfer Agent") pursuant to a Transfer Agency Agreement with the Fund, under which the Transfer Agent issues and repurchases shares of the Fund, addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for any meetings of shareholders, maintains shareholder accounts, responds to correspondence by shareholders of the Fund, and makes periodic reports to the Board of Trustees concerning the operations of the Fund. The Transfer Agent may delegate some or all of these responsibilities to a sub-transfer agent at its discretion from time to time.

     The Transfer Agent has entered into an agreement with Kemper Service Company, whose principal business address is 811 Main Street, Kansas City, MO 64105-2005, whereby Kemper Service Company serves as the sub-transfer and dividend disbursing agent ("Sub-Transfer Agent") pursuant to a Sub-Transfer Agency Agreement with Scudder Weisel Capital Services LLC. Under this agreement, the Sub-Transfer Agent may carry out some or all of the responsibilities provided for in the Transfer Agency Agreement. The Sub-Transfer Agent is the agent of the Transfer Agent and not the agent of the Fund, and the Transfer Agent is fully responsible for the acts of the Sub-Transfer Agent and is not relieved of any of its responsibilities under the Transfer Agency Agreement by the appointment of the Sub-Transfer Agent.

     State Street Bank and Trust Company ("State Street"), whose principal business address is 225 Franklin Street, Boston, MA 02110, serves as the custodian of the Fund's assets pursuant to a custodial services agreement with the Fund, under which State Street maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund's securities and makes periodic reports to the Board of Trustees concerning the Fund's operations.

     State Street also serves as administrator for the Fund pursuant to an administration agreement ("Administration Agreement"). State Street has agreed to maintain office facilities for the Fund; oversee the computation of the Fund's net asset value, net income and realized and unrealized capital gains, if any; perform recordkeeping services for the Fund; assist in administration of the Fund's quarterly repurchase offers; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports, notices and filings with the appropriate federal and state regulatory agencies; and prepare various materials required by the SEC. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Fund.

DISTRIBUTION EXPENSES

     Pursuant to the Underwriting and Distribution Services Agreement, Scudder Weisel bears all of its expenses of providing its services under that Agreement. Scudder Weisel provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than existing shareholders. The Fund bears the cost of printing and mailing prospectuses and reports to existing shareholders. The Fund bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and the expense of registering its shares with the SEC. Scudder Weisel may enter into related selling group agreements with various broker-dealers, including affiliates of Scudder Weisel, that provide distribution services to investors. Scudder Weisel also may provide some of the distribution services. In addition, Scudder Weisel is authorized to delegate authority to enter into selling group agreements with respect to Class A shares to other broker-dealers, who will be compensated by Scudder Weisel.

ADMINISTRATIVE AND SHAREHOLDER SERVICE FEE

     The Fund will pay Scudder Weisel an administrative and shareholder service fee at an annual rate of up to 0.50% of the net asset value of the outstanding shares of the Fund pursuant to an Administrative and Shareholder Services Agreement. This fee is accrued daily every day net asset value is calculated as an expense of the Fund. Scudder Weisel may enter into related arrangements with broker-dealers or other service or administrative firms

("intermediaries") to compensate them for providing services including shareholder services and administrative assistance for their customers who are Class A shareholders of the Fund.

     Such shareholder services may include, but are not limited to: the provision of personal, continuing services to investors in the Fund; establishment and maintenance of shareholder accounts; maintaining retirement plan accounts; communicating periodically with shareholders and providing information and responding to questions about the Fund, the shares, the availability of shares in any continuous offering, and repurchase offers; determining the eligibility of investors; and handling correspondence from shareholders about their accounts.

     Such administrative assistance may include, but is not limited to: providing and keeping account records; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; acting as the sole shareholder of record and nominee for shareholders; providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing subaccounting services for shares held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; general account administration activities; and providing such other similar services as the Fund may reasonably request to the extent the intermediary is permitted to do so under applicable statutes, rules, or regulations.

     Scudder Weisel bears all of its expenses of providing services under the Administrative and Shareholder Services Agreement, including the payment of any administrative and shareholder service fees to intermediaries. Scudder Weisel may compensate each intermediary at an annual rate of up to 0.50% of the net asset value of the outstanding shares of the Fund maintained and serviced by the intermediary. Intermediaries that provide only shareholder services as described above, and provide no administrative assistance as described above, may be paid a fee not to exceed on an annual basis 0.25% of the average daily net asset value of the shares of the Fund for which such shareholder services are provided. The amount of administrative and shareholder service fees payable is not related directly to the expenses incurred in providing the shareholder services and administrative assistance. Intermediaries may include affiliates of Scudder Weisel.

     Scudder Weisel may also provide some or all of the above services and may retain any portion of the fee under the Administrative and Shareholder Services Agreement not paid to intermediaries to compensate itself for administrative functions and services it performs in assisting with and coordinating shareholder servicing, including the provision of services to Scudder Weisel's customers who are shareholders of the Fund.

BROKERAGE TRANSACTIONS

     The Fund will incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions. Transactions for the Fund will not be effected on a principal basis with Scudder Weisel, the Investment Adviser, or any of their affiliates, or other affiliates of the Fund. However, such entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, Scudder Weisel, the Investment Adviser, or their affiliates, or other affiliates of the Fund may receive compensation not exceeding the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

     If Scudder Weisel, the Investment Adviser, or their affiliate, or another affiliate of the Fund acts as an underwriter in connection with the offering of shares of a company, the Fund's ability to purchase securities in an underwriting in which Scudder Weisel, the Investment Adviser, or their affiliate, or another affiliate of the Fund participates is limited pursuant to Rule 10f-3 under the 1940 Act.

     The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Advisory Agreement and subject to policies established by the Board of Trustees and the supervision of Scudder Weisel, the Investment Adviser is responsible for the Fund's investment portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker-dealer's risk in positioning the securities involved. The Fund will bear the commissions or spreads in connection with its portfolio transactions. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that the Investment Adviser manages, and for which the Investment Adviser has brokerage placement authority, in the interest of seeking the most favorable overall net results. When the Investment Adviser determines that a particular security should be bought or sold for the Fund and other accounts managed by the Investment Adviser, the Investment Adviser undertakes to allocate those transactions among the participants equitably in accordance with procedures established by the Board of Trustees.

     In placing orders for portfolio securities of the Fund, the Investment Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Investment Adviser seeks to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Investment Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Trustees. The overall reasonableness of brokerage commissions paid is evaluated by the Investment Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. For more information see "Portfolio Transactions and Brokerage Commissions" in the SAI.

CONTROL PERSONS

     As of January 16, 2001, 4,200 Class A shares of the Fund, constituting all of the outstanding shares of beneficial interest of the Fund as of that date, were owned by Scudder Weisel. Accordingly, as of that date, Scudder Weisel is deemed to "control" the Fund as that term is defined in the 1940 Act. It is anticipated that Scudder Weisel will no longer control the Fund as of immediately after completion of the Fund's initial offering.

                               REPURCHASE OFFERS

     The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund, which means that you will not have the right to redeem your shares on a daily basis. In addition, the Fund does not expect any trading market to develop for its shares. As a result, if you invest in the Fund you will have limited opportunity to sell your shares.

     To provide you with a degree of liquidity, and the ability to receive net asset value on a disposition of a portion of your shares, the Fund will make quarterly offers to repurchase its shares. The repurchase offers will be limited to a specified percentage of the Fund's outstanding shares, which is currently anticipated to be 5% of the Fund's outstanding shares at the time of each repurchase offer. Shares will be repurchased at their net asset value. The Fund intends to commence the first quarterly repurchase offer in July 2001 and to complete it in August 2001. The quarterly offers will be made pursuant to a fundamental policy of the Fund that may be changed only with the approval of the Fund's shareholders. The repurchase of shares by the Fund may require the Fund to liquidate portfolio securities, which could result in the realization of taxable gains. The Fund may borrow money to meet repurchase requests, which would increase the Fund's operating expenses and lower its return.

QUARTERLY REPURCHASES OF A MINIMUM OF 5% OF ITS OUTSTANDING SHARES

     Each quarter, the Fund will offer to repurchase a minimum of 5% of the number of shares outstanding on the date repurchase requests are due. The Board of Trustees may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

     The Fund intends to commence the first quarterly repurchase offer in July 2001 and to complete it in August 2001. Thereafter, quarterly repurchase offers will commence each January, April, July, and October, and will normally be completed in the following month.

     When a repurchase offer commences, the Fund will send a written notification of the offer to shareholders via their financial intermediaries. The notification will specify, among other things:

     - the percentage of the Fund's shares that the Fund is offering to repurchase. This will ordinarily be 5%;

     - the date on which a shareholder's repurchase request is due;

     - the date that will be used to determine the Fund's net asset value applicable to the quarterly share repurchase. This date is generally expected to be the day on which the quarterly repurchase requests are due;

     - the date by which shareholders will receive the proceeds from their share sales; and

     - the net asset value of the Fund's shares as of a date no more than seven days prior to the date of the notification.

     The Fund intends to send this written notification approximately 30 days before the due date for the repurchase request. In no event will the notification be sent less than 21 or more than 42 days in advance. In order to participate in any quarterly repurchase offer, your shares of the Fund must be held through a broker-dealer or Scudder Weisel. You will not be able to receive repurchase offers directly from the Fund. In addition, it is important for you to recognize that your financial intermediary may require additional time to mail the repurchase offer to you, to process your request, and to credit your account with the proceeds of any repurchased shares.

     THE DUE DATE FOR REPURCHASE REQUESTS IS A DEADLINE THAT WILL BE STRICTLY OBSERVED. If your intermediary fails to submit your repurchase request in good order by the due date, you will be unable to liquidate your shares until a subsequent quarter, and you will have to resubmit your request for that quarter. You should be sure to advise your intermediary of your intentions in a timely manner. You may withdraw or change your repurchase request at any point before the due date.

THE FUND'S FUNDAMENTAL POLICIES WITH RESPECT TO SHARE REPURCHASES

     The Fund has adopted the following fundamental policies in relation to its share repurchases that may only be changed by a majority vote of the outstanding voting securities of the Fund:

     - as stated above, the Fund will make share repurchase offers every three months, pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time, beginning in July 2001;

     - a minimum 5% of the Fund's outstanding shares of beneficial interest will be subject to the repurchase offer, unless the Board of Trustees establishes a different percentage, which must be a minimum of 5% and a maximum of 25%;

     - the repurchase request due dates will be a business day determined by the Board of Trustees no earlier than 21 business days and no later than 42 business days after the mailing to shareholders of a notice with respect to each repurchase offer; and

     - there will be a maximum 14 day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

PRO RATA PURCHASES OF SHARES IN THE EVENT OF AN OVERSUBSCRIBED REPURCHASE OFFER

     There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the percentage determined by the Board of Trustees for each quarterly repurchase offer will set a maximum number of shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

     If pro-ration is necessary, the Fund will send a notice of pro-ration to the broker-dealers on the business day following the repurchase request due date. The number of shares each investor asked to have repurchased will be reduced by the same percentage. If any shares that you wish to have repurchased by the Fund are not repurchased because of pro-ration, you will have to wait until the next repurchase offer, and your repurchase request will not be given any priority over other shareholders' requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to sell in a given quarter or in any subsequent quarter. IN ANTICIPATION OF THE POSSIBILITY OF PRO-RATION, SOME SHAREHOLDERS MAY TENDER MORE SHARES THAN THEY WISH TO HAVE REPURCHASED IN A PARTICULAR QUARTER, THEREBY INCREASING THE LIKELIHOOD OF PRO-RATION. THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO SELL AS MANY OF YOUR SHARES AS YOU DESIRE TO SELL.

     The Fund may suspend or postpone a repurchase offer in the limited circumstances provided in rule 23c-3 of the 1940 Act, and only with the approval of a majority of the Board of Trustees, including a majority of independent Trustees.

DETERMINATION OF REPURCHASE PRICE

     The repurchase price payable for a repurchased share will be equal to the share's net asset value on the date for such determination specified in the notification provided to shareholders. The Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on investment in private securities, including securities issued by venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially between the date a quarterly repurchase offer is mailed and the request due date, and it may also change materially shortly after a repurchase is completed. Accordingly, the net asset value included in the repurchase materials we mail to you and the repurchase price the Fund pays for your shares may differ significantly. The method by which the Fund calculates net asset value is discussed under the caption "Calculation of Net Asset Value."

PAYMENT

     The Fund expects to repurchase shares on the next business day after the net asset value determination date. Proceeds will be distributed to intermediaries as specified in the repurchase offer notification, usually on the third business day after repurchase. In any event, the Fund will pay repurchase proceeds no later than seven days after the net asset value determination date.

IMPACT OF REPURCHASE POLICIES ON THE LIQUIDITY OF THE FUND

     From the time the Fund distributes each repurchase offer notification until the net asset value determination date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, liquid assets means assets that may be disposed of in the ordinary course of business at approximately the price at which they are valued or which mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See "Principal Risk Factors and Investment
Techniques -- Borrowing; Use of Borrowing for Leverage." The requirement that the Fund maintain a certain percentage of liquid assets may reduce the investment performance of the Fund's portfolio.

CONSEQUENCES OF REPURCHASE

     The Fund believes that repurchase offers generally will benefit the Fund's shareholders, and will generally be funded from available cash or sales of portfolio securities. The Fund may temporarily hold more of its total assets in highly liquid securities (including cash) if it anticipates financing some or all repurchases in a repurchase offering by selling portfolio investments. However, if the Fund borrows to finance repurchases, interest on that borrowing will increase the Fund's expenses and may reduce any net investment income. From time to time, commencing at least 30 days after the closing of this initial offering, the Fund may offer new shares, which may alleviate these potential consequences, but there is no assurance that the Fund will be able to secure new investments or raise new cash.

     Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. The Fund does not anticipate that a secondary market will develop, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic repurchase offers at net asset value may not alleviate such discount.

     Repurchase of the Fund's shares will tend to reduce the number of outstanding shares and, depending upon the Fund's investment performance and its ability to sell additional shares in a continuous offering, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

     In addition, the repurchase of shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "Taxes."

                         CALCULATION OF NET ASSET VALUE

     During the Fund's initial and continuous offering, the Fund will compute its net asset value (total assets less total liabilities) on each business day on which the New York Stock Exchange ("NYSE") is open for trading, as of the close of regular business of the NYSE, which is generally 4:00 p.m. Eastern time. In addition, the Fund will calculate its net asset value as frequently as required under Rule 23c-3 under the 1940 Act. The Fund will value its securities at current market prices. If reliable market prices are unavailable (e.g., in the case of the Fund's venture capital investments and other private debt and equity securities), securities will be valued by the Fund at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Private securities, including securities issued by venture capital companies, will be valued at fair value, which will be cost unless the Investment Adviser determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer fair or appropriate. Examples of cases where cost may no longer be appropriate include sales of similar securities to third parties at different prices, or if a venture capital company in which the Fund has an investment undertakes an IPO. In such situations, the Fund's investment will be revalued in a manner that the Investment Adviser, following procedures approved by the Board of Trustees, determines best reflects its fair value. When the Fund holds securities of a class that has been sold to the public, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale. Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company's securities. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. All fair value determinations that the Investment Adviser makes are subject to ratification by the Board of Trustees. The Board of Trustees will be responsible for ensuring that the valuation policies utilized by Scudder Weisel and the Investment Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

     The Investment Adviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. The Investment Adviser or its affiliates may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the fees charged to the Fund and other clients may be different since the method of calculating the fees, including the incentive fee, takes the value of all assets, including assets carried at different valuations, into consideration.

     Expenses of the Fund, including Scudder Weisel's management fee and incentive fee and the costs of any borrowings, are accrued every day net asset value is calculated and taken into account for the purpose of determining net asset value.

     The net asset value per share is computed by dividing (i) the net asset value of the Fund by (ii) the number of shares then outstanding. The net asset value per share will be rounded up or down to the nearest cent. You may obtain the Fund's net asset value per share by calling 1-866-SWC-EDGE (1-866-792-3343).

                         SHARES OF BENEFICIAL INTEREST

     The Fund is authorized to issue an unlimited number of shares of beneficial interest, and the Board of Trustees may divide the Fund's shares into separate classes or series. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. The Board of Trustees is authorized to classify and reclassify any unissued shares of beneficial interest from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Fund is unlikely to have substantial income or to pay dividends. Shares are not available in certificated form and shares may be purchased only through Scudder Weisel or a broker-dealer that has entered into a selling group agreement with Scudder Weisel or its delegate.

     Each of the beneficial interests is entitled to one vote per share of all shares entitled to be cast at shareholder meetings. The Fund does not intend to hold annual meetings of shareholders, except when required by applicable law and regulation. Special meetings may be called by Trustees or the President of the Fund. The Fund's Declaration of Trust provides that, unless approved by the Trustees, any transfer will be void if made (i) to an account held through an entity other than Scudder Weisel that has not entered into a selling group agreement with Scudder Weisel or its delegate or (ii) to any person who is not a Qualified Client. In general, any action requiring a vote of the holders of the shares of beneficial interest of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the shares entitled to be cast of the requisite quorum of thirty-three and one-third percent (33 1/3%). Any change in the Fund's fundamental policies requires approval of a majority of the votes entitled to be cast in person or by proxy, as defined in the 1940 Act. Shareholders must also approve any amendment to the Fund's charter or by laws that would result in a change in their voting rights. Some of the foregoing could have the effect of delaying, deferring or preventing changes in control of the Fund.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, the Fund's shareholders are entitled to share ratably in all the remaining assets of the Fund.

                              DISTRIBUTION POLICY

     Dividends will be paid annually on the shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment if you require regular dividend income.

     Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually. The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

AUTOMATIC REINVESTMENT PLAN

     Pursuant to the automatic reinvestment plan ("Plan"), shareholders are presumed to have elected to have all income dividends and capital gains distributions automatically reinvested in Fund shares pursuant to the Plan. Shareholders who choose not to participate in the Plan will receive all income dividends and/or capital gains distributions in cash.

     Each shareholder of the Fund whose shares are registered in his or her own name will automatically be a participant under the Plan, unless such shareholder specifically elects to receive all dividends and/or capital gain distributions in cash. You are free to change your election at any time by contacting your broker-dealer or other nominee, who will inform the Fund. A Fund shareholder whose shares are registered in the name of a broker-dealer or other nominee must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or other nominee will participate on such shareholder's behalf.

     You may elect to:

     - reinvest both dividends and capital gain distributions;

     - receive dividends in cash and reinvest capital gain distributions; or

     - receive both dividends and capital gain distributions in cash.

     Generally, for U.S. federal income tax purposes, shareholders receiving shares under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Plan.

     Shares will be issued to you at their net asset value on the ex-dividend date. There is no sales charge or other charge for reinvestment. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the automatic reinvestment plan at any time.

     For more information about the Plan, please contact the Sub-Transfer Agent by writing to 811 Main Street, Kansas City, MO 64105-2005 or by calling 1-866-SWC-EDGE (1-866-792-3343).

                                     TAXES

     The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund will generally be exempt from federal income taxes on net investment income and capital gains distributed to shareholders, as long as at least 90% of the Fund's investment income and net short-term capital gains are distributed to shareholders each year.

     The Fund will have to satisfy certain requirements relating to the source of its income and the diversification of its assets in order to qualify as a regulated investment company. To the extent that the Fund invests in private investment funds, investments made by such funds could affect the Fund's ability to qualify as a regulated investment company. Increases in the value of any illiquid assets that the Fund holds, when combined with the effect of share repurchases could also adversely affect the Fund's ability to qualify as a regulated investment company. As a result, there can be no assurance that the Fund will be able to continue to qualify as a regulated investment company. If the Fund fails to so qualify, it would be subject to tax on any income or gains that it earns and the shareholders would also be subject to tax on distributions and/or redemptions of shares.

     The Fund may also be subject to an annual excise tax of 4% to the extent that it does not make certain distributions of income and gains during each calendar year. Although it is anticipated that the Fund will make such distributions, it may be difficult to obtain appropriate information from private investment funds on a timely basis. In addition, Scudder Weisel may determine that it would be appropriate for the Fund to pay the excise tax in light of the potential illiquidity of Fund investments and other factors.

     Dividends from net investment income and distributions from net short-term capital gain are taxable as ordinary income and, to the extent attributable to dividends received by the Fund from U.S. corporations, may be eligible for a 70% dividends-received deduction for shareholders that are corporations. Distributions, if any, from the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the shares in the Fund, and are not eligible for the dividends-received deduction. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Because the Fund engages in limited repurchase offers, there is no assurance that you will be able to have Fund shares repurchased to provide cash for the payment of tax liabilities.

     The Fund does not intend to operate so as to be permitted to "pass-through" to its shareholders credit for foreign taxes, if any, that the Fund pays. Hedging activities by the Fund may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders and may also result in the deferral of the recognition of losses by the Fund (which could increase the amount of taxable distributions to shareholders). Gains from foreign currency forward contracts will generally be treated as ordinary income.

     Each January, you will be sent information on the tax status of any distribution made during the previous calendar year.

     Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in a repurchase offer. A sale of Fund shares pursuant to a repurchase offer will be treated as a taxable sale or exchange of the Fund shares if the tender (i) completely terminates the shareholder's interest in the Fund, (ii) is treated as a distribution that is "substantially disproportionate" or (iii) is treated as a distribution that is "not essentially equivalent to a dividend." A "substantially disproportionate" distribution generally requires a reduction of at least 20% in the shareholder's proportionate interest in the Fund after taking into account all shares sold under the repurchase offer. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the shareholder's interest, which should be the case if the shareholder has a minimal proportionate interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest.

     The Fund intends to take the position that sales of Fund shares pursuant to a repurchase offer will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Fund shares as a capital asset and as a long-term capital gain or loss if such shares have been held for more than one year. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. All or a portion of any loss realized on a sale may also be disallowed if the shareholder acquires other Fund shares within 30 days before or after the sale and, in such a case, the basis of the acquired shares would then be adjusted to reflect the disallowed loss.

     If a sale of Fund shares pursuant to a repurchase offer is not treated as a sale or exchange, then the amount received upon a sale of shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits for its taxable year and the shareholder's tax basis in the Fund shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, there is a risk that a constructive dividend may be considered to be received by non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender. In addition, to the extent that the price under a repurchase offer includes unrealized gains, non-tendering shareholders would be taxed if and when the Fund recognizes and distributes such gains.

     The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to individuals and certain other non corporate shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

     Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends (including distributions of net short-term capital gains) to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

     The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders, and is not intended as tax advice or to address a shareholder's particular circumstances. Investors are urged to consult their tax advisors regarding the tax consequences of investing in the Fund.

                          HOW TO PURCHASE FUND SHARES

INVESTOR QUALIFICATIONS AND TRANSFER RESTRICTIONS

     The Fund will sell shares of the Fund only to investors who are "qualified clients" as that term is defined in Rule 205-3 under the Investment Advisers Act of 1940, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the 1940 Act and the rules thereunder. Qualified clients also include certain knowledgeable employees who participate in investment activities of Scudder Weisel or the Investment Adviser. All of these persons are referred to in this Prospectus as "Qualified Clients." Your broker-dealer will require you to complete and sign an investor certification before you may invest. The form of investor certification that you may be asked to sign is included as Appendix A to this Prospectus.

     Shares may be transferred only to another Qualified Client. In addition, you must hold your shares through Scudder Weisel or a broker-dealer that has entered into a selling group agreement with Scudder Weisel or its delegate, or you may hold your shares through the Fund if you purchased the shares through such a broker-dealer. Applications to invest in the Fund will be accepted only from investors who have established an account with Scudder Weisel or with an intermediary that has entered into a selling group agreement with Scudder Weisel or its delegate. Applications may be submitted by such an intermediary on an investor's behalf. The existence of transfer restrictions may be indicated on customer confirmations by the broker-dealers through which shares are held. These broker-dealers will be required to implement procedures designed to ensure that transfers between their customers are made only to Qualified Clients. The Fund's Declaration of Trust provides that, unless approved by the Trustees, any transfer will be void if made (i) to an account held through an entity other than Scudder Weisel that has not entered into a selling group agreement with Scudder Weisel or its delegate or (ii) to any person who is not a Qualified Client. Any such transfer will be void. These transfer restrictions will apply to all transfers, including gifts or bequests of your shares. It will be difficult to sell or transfer your shares in the Fund. You may be unable to sell or transfer shares in the manner or at the time you desire, and you should not expect that you would be able to transfer your shares at all.

INITIAL AND CONTINUOUS OFFERING

     Scudder Weisel, 88 Kearny St., San Francisco, CA 94108, is the distributor of the Fund's shares pursuant to an Underwriting and Distribution Services Agreement between the Fund and Scudder Weisel. Scudder Weisel also serves as the Fund's investment manager and provides services to the Fund's shareholders under the Administrative and Shareholder Services Agreement. See "Management of the Fund." Scudder Weisel is offering the Fund's shares during an initial offering period that is scheduled to terminate on January 23, 2001. The minimum initial investment is $25,000. Broker-dealers will offer Class A shares of the Fund during the initial offering period at a maximum offering price of $25.00 per share, including any applicable front-end sales charge. After the termination of the initial offering period, the Fund intends to commence a continuous offering on January 24, 2001, during which it intends to sell the shares on a continuous basis at net asset value, plus any applicable sales charge. Scudder Weisel will distribute the shares on a best-efforts basis.

     Customers of Scudder Weisel or of broker-dealers that have entered into selling group agreements with Scudder Weisel or its delegate may open an account and buy shares by mailing a completed application along with a check to: Scudder Weisel Capital Entrepreneurs Fund, P.O. Box 219035, Kansas City, MO 64121-9035. You may be charged for any check that does not clear. Cash, travelers checks, third party checks, starter checks, money orders, or checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted.

     The Fund must receive your payment for shares purchased in the initial offering by January 26, 2001 unless Scudder Weisel extends the initial offering. You should consult with your broker-dealer to ensure that this deadline is met.

     The Fund will have the sole right to accept orders to purchase shares and reserves the right to reject any order in whole or in part.

     No market exists for the Fund's shares. The Fund's shares will not be listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for its shares. Neither Scudder Weisel, nor any broker-dealer that Scudder Weisel may select to participate in the initial offering of the Fund's shares, intends to make a market in the Fund's shares.

     The Fund has agreed to indemnify Scudder Weisel against certain liabilities, including liabilities under the 1933 Act.

     Shares of the Fund are sold with a front-end sales charge and are subject to an ongoing administrative and shareholder service fee, as summarized in the table below. See also, "Fund Expenses."

                       ANNUAL DISTRIBUTION FEES
                       (AS A % OF AVERAGE DAILY
         SALES CHARGE        NET ASSETS)           OTHER INFORMATION
         ------------  ------------------------    -----------------
Class A  Up to 4.75%        None                  Administrative and
         of the                                   shareholder service
         public                                   fee of up to 0.50%
         offering                                 of average daily
         price                                    net assets

     Purchase of Class A Shares. Class A shares are sold at net asset value plus a front-end sales charge at the time of purchase, as set forth below, through brokers-dealers that have entered into a selling group agreement with Scudder Weisel or its delegate, or directly through Scudder Weisel.

AMOUNT OF PURCHASE        AS A % OF PUBLIC OFFERING PRICE   AS A % OF NET ASSET VALUE
------------------        -------------------------------   -------------------------
Less than $100,000......               4.75%                          5.0%
$100,000 but less than
  $750,000..............               3.75%                          3.9%
$750,000 but less than
  $1.5 million..........               2.75%                          2.8%

$1.5 million or more....                1.0%                          1.0%

     Investors who, together with any other accounts held by the same person or entity or accounts of immediate family members (i.e., grandparents, parents, children), cumulatively purchase shares in an amount for which a reduced sales charge is available, may receive such reduced sales charge upon prompt notification to Scudder Weisel of such cumulative purchases. This discount for cumulative purchases is not retroactive but pertains only to purchases made after or upon reaching the amount necessary to qualify for such discount. Any such discount does not relieve an investor of the investor eligibility requirements set forth in this prospectus under the heading "Investor Qualifications."

     The Fund receives the entire net asset value of all its Class A shares sold. Scudder Weisel, the Fund's distributor, retains the sales charge, from which it allows discounts from the applicable public offering price to brokers-dealers, which discounts are uniform for all broker-dealers. The normal discount allowed to broker-dealers in each of the categories set forth above is 4.0%, 3.0%, 2.0%, and 0.50% respectively. Upon notice to all broker-dealers with whom it has sales agreements, Scudder Weisel may re-allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based on the attainment of a minimum sales level.

CONTINUOUS OFFERING

     After the termination date of the initial offering on January 23, 2001, the Fund intends to commence on January 24, 2001, a continuous offering of its shares through broker-dealers and Scudder Weisel at a public offering price equal to their net asset value, plus any applicable sales charge. The Fund may commence other continuous offerings from time to time in the future. Any continuous offering, if commenced, may be discontinued at any time. During any continuous offering of the Fund's shares, shares of the Fund may be purchased only from the selected broker-dealers or through Scudder Weisel.

     The public offering price in a continuous offering will be determined based upon the net asset value next calculated after the Fund accepts your purchase order. Purchase orders received by a broker-dealer or Scudder Weisel by the close of regular business on the NYSE, currently 4:00 p.m., Eastern time, including orders received after the close of regular business on the previous day, and accepted by the Fund before 5:00 p.m., Eastern time, on the same day will be executed at the net asset value per share calculated as of the close of business on the NYSE on that day. If your purchase order is received after the times indicated above, your order will be executed at the net asset value per share calculated as of the close of business on the NYSE the next business day.

     Whether you are investing in the Fund for the first time or adding to an existing investment, the Fund provides you with several methods to buy its shares.

METHODS FOR PURCHASING SHARES

     Investors may purchase shares in the following ways:

     - Any selected broker-dealer authorized by Scudder Weisel can sell you Class A shares of the Fund. Please note that broker-dealers may establish higher minimum investment requirements than the Fund, and may independently charge you transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the front-end sales charge, which will reduce your return.

     - You may purchase shares through the Automatic Investment Plan.

     - You may purchase shares through the Reinvestment Privilege.

MINIMUM INVESTMENT REQUIREMENTS:

For your initial investment in the Fund...................  $25,000
To buy additional shares of the Fund......................  $ 1,000

OPENING AN ACCOUNT WITH THE FUND

     To make an investment in the Fund, contact your broker-dealer, other financial intermediary or Scudder Weisel at 1-866-SWC-EDGE (1-866-792-3343). Accounts may be opened only through the selected broker-dealers or through Scudder Weisel. Shares are not available in certificated form. Shares may be transferred only to Qualified Clients who hold an account with Scudder Weisel, or an account with another broker-dealer only if such broker-dealer has entered into a selling group agreement with Scudder Weisel or its delegate.

SALES CHARGE WAIVERS

     Scudder Weisel may, at its discretion, waive sales charges and minimum investment requirements for the purchase of shares of the Fund by or on behalf of (1) purchasers for whom Scudder Weisel or the Investment Adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity,
(2) employees and retired employees (including spouses, children and parents of employees and retired employees) of Scudder Weisel or the Investment Adviser and any affiliates of Scudder Weisel or the Investment Adviser, (3) Trustees and retired Trustees of the Fund (including spouses and children of Trustees and retired Trustees) and any affiliates thereof, (4) purchasers who use proceeds from an account for which Scudder Weisel or the Investment Adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase shares of the Fund, (5) brokers, dealers and agents who have a sales agreement with Scudder Weisel, and their employees (and the immediate family members of such individuals), (6) investment advisers or financial planners that have entered into an agreement with Scudder Weisel and that purchase shares of the Fund for (i) their own accounts or (ii) the accounts of eligible clients and that charge a fee for their services, (7) clients of such investment advisers or financial planners described in (6) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with Scudder Weisel, and (8) orders placed on behalf of other investment companies that Scudder Weisel or the Investment Adviser or an affiliated company distributes. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, shareholders must, at the time of purchase, give Scudder Weisel sufficient information to permit confirmation of qualification. Notwithstanding any sales charge waiver, investors remain subject to the eligibility requirements set forth under the heading "Investor Qualifications" in this Prospectus.

                              GENERAL INFORMATION

DESCRIPTION OF THE FUND

     The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was established as a business trust under the laws of the State of Delaware on October 5, 2000 and has no operating history. The Fund's office is located at 88 Kearny Street, San Francisco, CA 94108. The Fund's prospectus and SAI are available upon request and without charge by writing to Scudder Weisel Capital Entrepreneurs Fund, Scudder Weisel Capital LLC, PO Box 509072, San Diego, CA 92150-9072. The telephone number of the Fund is 1-866-SWC-EDGE (1-866-792-3343). Scudder Weisel and the Investment Adviser provide investment management services to the Fund.

     The Fund's fiscal year ends on December 31.

STATUS OF SHARES

     The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any series or classes by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

     Class A shares are entitled to one vote per share on all matters submitted for the vote of such shares. The Fund does not intend to hold annual meetings of shareholders. Class A shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Class A shareholders are entitled to receive dividends only if and to the extent declared by the board of directors and only after the board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, the shareholders are entitled to share ratably in all the remaining assets of the Fund.

     Under the Fund's Declaration of Trust, the Trustees have the power, without shareholder approval, to, among other things, cause the Trust to merge or consolidate with another entity to reorganize the Fund as another kin of entity, as to liquidate the Fund.

     The following table sets forth information about the Fund's Class A shares, as of the date of this Prospectus. As of that date Class A shares are the only shares authorized and issued by the Fund.

                                                                AMOUNT OUTSTANDING
                                                                   EXCLUSIVE OF
                                              AMOUNT HELD          AMOUNT SHOWN
                                            BY REGISTRANT OR      UNDER PREVIOUS
TITLE OF CLASS         AMOUNT AUTHORIZED    FOR ITS ACCOUNT           COLUMN
--------------         -----------------    ----------------    ------------------
Class A shares.......      Unlimited              None                4,200

ALLOCATION OF INVESTMENT OPPORTUNITIES

     Allocation of investment opportunities among the Fund and other clients of the Investment Adviser are made pursuant to procedures approved by the Board of Trustees that seek to minimize the Investment Adviser's conflicts of interest. For a more detailed discussion of the allocation procedures applicable with respect to the Fund, see the SAI.

LIQUIDATION OF THE FUND

     The assets of the Fund will be liquidated and distributed to shareholders beginning as early as ten and no later than twelve years following the initial public issuance of the Fund's shares. After ten years the Board of Trustees will consider liquidation of the Fund's assets. If the Board determines in its discretion that it would be in the best interests of shareholders to delay such liquidation, the Board may do so for up to two additional years. Following liquidation, the assets of the Fund will be distributed to shareholders in cash or in kind consistent with the best interest of shareholders, applicable law, including tax laws and regulations, and restrictions on the transferability of portfolio securities.

LIQUIDATING TRUST

     The Board of Trustees may, at its discretion if determined to be in the best interests of shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Fund's shareholders would bear indirectly.

                            TABLE OF CONTENTS OF SAI

ADDITIONAL INVESTMENT POLICIES..............................    3
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES.............    4
SHARE REPURCHASES...........................................   15
TRUSTEES AND OFFICERS.......................................   16
LIQUIDITY REQUIREMENTS......................................   18
CODE OF ETHICS..............................................   18
INVESTMENT MANAGEMENT AND OTHER SERVICES....................   18
INDEPENDENT AUDITORS........................................   21
CUSTODIAN AND ADMINISTRATOR.................................   22
TRANSFER AGENT AND DIVIDEND PAYING AGENT....................   22
DISTRIBUTOR AND SHAREHOLDER SERVICES AGENT..................   22
LEGAL COUNSEL...............................................   23
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS............   23
FINANCIAL STATEMENTS........................................   23
APPENDIX A..................................................  A-1

                  APPENDIX A -- FORM OF INVESTOR CERTIFICATION

                   SCUDDER WEISEL CAPITAL ENTREPRENEURS FUND

                                                                    Account No.:
                                                        ------------------------
                                                             Intermediary Name :
                                                        ------------------------

                             INVESTOR CERTIFICATION

     This certificate relates to my potential purchase of shares of Scudder Weisel Capital Entrepreneurs Fund (the "Fund").

     I hereby certify that I am a natural person with, or I am signing on behalf of a company with, a net worth (if a natural person, together with assets held jointly with my spouse) of more than the amount specified in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), for a "qualified client" (currently $1,500,000). If I am signing on behalf of a company, I further certify that (A) such company is not a private investment company,* a registered investment company or a business development company or
(B) if such a company, each equity owner can make the certification in the preceding sentence. For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.

     In addition, I hereby confirm that I understand and agree that should I (or the company) purchase shares of the Fund, the following conditions will apply to the ownership and transfer of the shares:

     (1)Shares must be held through a broker or dealer or other financial services intermediary that has entered into a selling group agreement with Scudder Weisel Capital LLC ("Scudder Weisel") or its delegate, or directly through an account opened with Scudder Weisel, or may be held with the Fund if the shares were purchased through a broker or dealer or other financial services intermediary that has entered into a selling group agreement with Scudder Weisel; and

     (2)Shares may not be transferred except to a person who is a "qualified client," as such term is defined in Rule 205-3 of the Advisers Act, who agrees to hold his, her or its shares through Scudder Weisel or a broker or dealer or other financial services intermediary that has entered into a selling group agreement with Scudder Weisel or its delegate, and who agrees not to transfer the shares except to another person who is a qualified client and agrees to comply with the foregoing ownership and transfer restrictions.

     I understand that you, the Fund and its investment adviser are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true. I have read the preliminary or final prospectus for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. I will promptly advise you if any of the statements herein ceases to be true prior to my (or the company's) purchase of shares.

Date:
------------------------                   By:
--------------------------------------------------------------------------------
                                               Name:
---------------

*For this purpose, "private investment company" means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act but for the exception provided from the definition by Section 3(c)(1) of such Act. (i.e., not more than 100 security owners).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   SCUDDER WEISEL CAPITAL ENTREPRENEURS FUND

                                88 KEARNY STREET
                            SAN FRANCISCO, CA 94108

                               A MANAGEMENT TYPE
                          NON-DIVERSIFIED, CLOSED-END
                               INVESTMENT COMPANY

                20,000,000 CLASS A SHARES OF BENEFICIAL INTEREST

                            ------------------------

                                   PROSPECTUS

                            ------------------------

     UNTIL APRIL 23, 2001 (90 CALENDAR DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL DEALERS EFFECTING TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF THE SELECTED BROKER-DEALERS TO DELIVER A PROSPECTUS IN CONNECTION WITH EACH SALE MADE PURSUANT TO THIS OFFERING.


INVESTMENT MANAGER                  INDEPENDENT AUDITORS
AND DISTRIBUTOR                     KPMG LLP
SCUDDER WEISEL CAPITAL LLC

INVESTMENT ADVISER                  TRANSFER AGENT
WHITNEY HOLDINGS LLC                SCUDDER WEISEL CAPITAL SERVICES
                                    LLC

ADMINISTRATOR/CUSTODIAN             LEGAL COUNSEL
STATE STREET BANK AND TRUST         DECHERT
COMPANY

SWEF-1
SWPROENF01110101                    1940 ACT FILE NO. 811-10169

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                    SCUDDER WEISEL CAPITAL ENTREPRENEURS FUND

                 20,000,000 Class A Shares of Beneficial Interest




                                88 Kearny Street
                            San Francisco, CA 94108
                           1-866-SWC-EDGE (792-3343)




         THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS THIS SAI RELATES TO AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SCUDDER WEISEL CAPITAL ENTREPRENEURS FUND (THE "FUND") DATED JANUARY 23, 2001 A COPY OF THE PROSPECTUS MAY BE OBTAINED BY CONTACTING THE FUND AT THE TELEPHONE NUMBER OR ADDRESS SET FORTH ABOVE



         The date of this statement of additional information and the related prospectus is January 23.

                                TABLE OF CONTENTS

                                                                    Page
                                                                    ----
ADDITIONAL INVESTMENT POLICIES ..................................      3
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES .................      4
SHARE REPURCHASES ...............................................     15
TRUSTEES AND OFFICERS ...........................................     16
LIQUIDITY REQUIREMENTS ..........................................     18
CODE OF ETHICS ..................................................     18
INVESTMENT MANAGEMENT AND OTHER SERVICES ........................     18
INDEPENDENT AUDITORS ............................................     21
CUSTODIAN AND ADMINISTRATOR .....................................     22
TRANSFER AGENT AND DIVIDEND PAYING AGENT ........................     22
DISTRIBUTOR AND SHAREHOLDER SERVICES AGENT ......................     22
LEGAL COUNSEL ...................................................     23
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS ................     23
FINANCIAL STATEMENTS ............................................     23
APPENDIX A ......................................................    A-1

                         ADDITIONAL INVESTMENT POLICIES

         The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is provided below. The Fund's investment manager is Scudder Weisel Capital LLC ("Scudder Weisel"). The Fund's investment adviser is Whitney Holdings LLC (the "Investment Adviser"). Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus. Unless otherwise specified, percentage limitations shall be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests.

FUNDAMENTAL POLICIES


         The Fund's stated fundamental policies, which may not be changed without a vote of shareholders, are listed below. No other policy, including the Fund's investment objective, is a fundamental policy of the Fund, except as expressly stated. Within the limits of these policies, the Fund's management has reserved freedom of action. The Fund:


                  (1) May borrow money or issue any senior security, to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"), and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                  (2) May not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

                  (3) May not purchase or sell real estate, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

                  (4) May make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

                  (5)      With respect to its share repurchases:

                           - the Fund will, beginning in July 2001, make offers to repurchase shares every three months, except to the extent such offers may be suspended or postponed, pursuant to Rule 23c-3 under the 1940 Act, as that Rule may be amended from time to time;

                           - a minimum of 5% of the Fund's outstanding shares of beneficial interest will be subject to each quarterly repurchase offer, unless the Board of Trustees establishes a different percentage, which must be from 5% to 25%;

                           - the repurchase request deadlines will be a business day determined by the Board of Trustees no earlier than 21 business days and no later than 42 business days after the mailing of a notice with respect to each repurchase offer; and

                           - there will be a maximum 14 day period between the repurchase request deadline for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

                  (6) May not invest 25% or more of the value of the Fund's total assets in securities of issuers in any one industry. Investments in securities issued by the U.S. government or states or local governments or related agencies and instrumentalities are not considered to be an industry for these purposes.

                  (7) May not purchase or sell physical commodities and commodity contracts, except that it may (a) enter into futures contracts and options thereon in accordance with applicable law and (b) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps or hybrid instruments to be commodities for purposes of this investment policy.

         As an additional fundamental policy, the Fund may pursue its investment program through one or more subsidiary vehicles. The establishment of such vehicles and the Fund's utilization thereof is wholly within the discretion of the Fund's Board of Trustees.

                 ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES

         VENTURE CAPITAL COMPANIES. The Fund may invest up to 60% of its total assets in private equity and debt securities, including private equity and debt securities issued by venture capital companies. All venture capital investments involve substantial risks. The risks associated with investments in companies in the early stages of development are greater than those of companies in the late (sometimes called "pre-IPO") stage, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an IPO is highly contingent on factors that often are not in the companies' control. The Investment Adviser also may lack information on which to base its evaluation of an investment in a venture capital company. For example, since venture capital companies do not file periodic reports with the SEC, there is less publicly available information about them than there is for other small companies, if there is any at all. The Fund must therefore often rely on information received directly from the venture capital company or persons associated with it to evaluate potential investment returns. Early stage companies are not expected by the Investment Adviser to conduct an IPO within 36 months of the Fund's initial investment. The earliest investment in early-stage companies typically involves a relatively small amount of capital that finances a concept, so that start-up capital can be obtained. Early stage financing may also refer to capital extended to companies completing product development and initial marketing. Typically, a company at the early financing stage has not yet sold its product commercially. Companies that have expended or anticipate expending their initial capital (often in developing and market-testing a prototype) and that require funds to initiate full-scale manufacturing and sales seek "expansion financing." Expansion capital may also provide working capital for the initial expansion of a company that is manufacturing and shipping its product, but that does not yet show a profit. The Fund generally will participate in early stage and/or expansion financing for a company only if the company has an established management team with a proven track record of building a business and, in the judgment of the Investment Adviser, an innovative idea with a sustainable competitive advantage. The Investment Adviser's other clients, including private funds, may compete with the Fund for investments in early-stage companies, and therefore the Fund may not be able to invest in these companies to the extent it desires. In addition, the Fund may have to forego attractive investment opportunities in companies in which certain of the Investment Adviser's other clients have existing investments when such investment would be inconsistent with applicable law.

         Late stage companies will typically have small market capitalizations and limited or no liquidity; even after an IPO, liquidity may be limited and the Fund may be subject to contractual limitations on its ability to sell shares. A portion of the Fund's venture capital investments may be in companies that have not yet developed infrastructure or commenced earning revenues. These types of companies are in the early expansion stage of development. The Fund's venture capital investments may include securities of private investment funds that invest primarily in venture capital companies. These investments may involve relatively high fees (the Fund will be indirectly paying fees to the manager of such investment funds and to Scudder Weisel on the same assets) and a high degree of risk. Late stage companies are expected by the Investment Adviser to conduct an IPO within 12 to 24 months of the Fund's initial investment, although there can be no assurance the company will ever conduct an IPO.

         Venture capital companies tend to rely more heavily on the performance of key personnel than more mature companies do. Competition for qualified personnel and high turnover of personnel are particularly prevalent in venture capital companies. The loss of one or a few key managers can substantially hinder or delay a venture capital company's implementation of its business plan. In addition, venture capital companies may not be able to attract and retain qualified managers and personnel.

         Some venture capital companies may depend upon managerial assistance or financing their investors provide. The Fund generally does not intend to provide such managerial assistance, although affiliates of the Fund may have seats or presence on boards of directors of these companies. The Fund may, however, provide additional financing to the companies in which it invests, and at times may be contractually obligated to do so (that is, its investment agreement may require follow-on investments in certain circumstances) or may determine that it is necessary to do so to protect its economic interests. The value of the Fund's investments may depend in part upon the quality of managerial assistance other investors provide and their ability and willingness to provide financial support.

         The Fund may invest in venture capital companies that have already received funding from other sources. These companies may involve special risks, and the economic terms that the Fund obtains from them may be less favorable than if the Fund had invested earlier. For example, preferred stock acquired in later rounds of financing may have less favorable conversion ratios than preferred stock issued to earlier investors. A lower ratio will tend to reduce the Fund's economic interest upon completion of an IPO.

         Depending on the specific facts and circumstances of a venture capital investment, there may not be a reasonable basis to revalue it for a substantial period of time after the Fund's investment. If a venture capital company does not complete an IPO or enter into a transaction whereby its shares are exchanged for shares of a public company, there may never be a public market benchmark for valuing the investment. The Fund's net asset value per share may change substantially in short time periods as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed. Accordingly, the net asset value included in the repurchase materials we mail to you and the repurchase price the Fund pays for your shares may differ significantly.

         MEZZANINE DEBT INVESTMENT. Either directly or through an investment fund (a "mezzanine fund"), the Fund may invest in mezzanine investments ("Mezzanine Investments"). Mezzanine Investments generally are below investment grade rated investments or comparable unrated securities (often referred to as "junk bonds") that have greater credit and liquidity risk than more highly rated debt obligations. Mezzanine Investments are typically issued in traditional private placements and have no trading market. Moreover, Mezzanine Investments are generally unsecured and subordinate to other obligations of the obligor ("issuer"). Adverse changes in the financial condition of the issuer of Mezzanine Investments or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of each issuer to make payment of principal and interest. Certain issuers of Mezzanine Investments may be highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. Additional risks of the Mezzanine Investments include, but are not limited to, concentration of investments, and credit, interest rate and currency exchange risks.

         The Investment Adviser's Mezzanine Investment strategy is characterized by a growth capital focus and a proactive investment process. The Investment Adviser believes that its Mezzanine Investments will capitalize on market inefficiency resulting from a relatively large universe of target companies and a relatively limited supply of capital for small to medium size growth companies. The Investment Adviser believes that these Mezzanine Investments are attractive because of the: (i) characteristics of the companies in the growth capital marketplace; (ii) large and relatively inefficient mezzanine market;
(iii) increasing mezzanine debt "gap"; and (iv) operating and financial risk profile of companies suitable for Mezzanine Investments. The companies targeted by the Investment Adviser, or a mezzanine fund in which the Fund may invest, typically range in size from $50 million to $500 million in enterprise value. Capital is used by these businesses to fund internally driven expansion, growth through strategic acquisitions, partial recapitalizations, and management leveraged buyouts suitable for Mezzanine Investments.

                  The Investment Adviser believes that the characteristics of the target Mezzanine Investment market include:

                  - a large potential market - according to sources the Investment Adviser believes to be reliable, there are over 35,000 private companies that fall within the Investment Adviser's target market of companies with revenues between $50 million and $500 million. Although not all of these companies are appropriate for leverage, many have a significant need for both debt and equity growth capital Fund, or a mezzanine fund in which it may invest, with a significant number of investment opportunities;

                  - an inefficient mezzanine market - the Investment Adviser believes that the mezzanine debt market is undersupplied. According to sources the Investment Adviser believes to be reliable, for the past three years (ended December 31, 1999), over $270 billion has been raised in the private equity market, but only $14 billion, or $0.5 for every dollar of equity, has been raised in the mezzanine market;

                  - attractive operating and financial risk profile - within the growth capital segment, the Investment Adviser targets companies that have demonstrable market opportunities, have clearly defined strategies to achieve growth, have operating histories and proven management teams, and have the potential for the creation of value through successful business execution. The Investment Adviser believes that growth companies that achieve scale rapidly reduce the financial risk associated with a mezzanine investment, and that high growth companies generally increase quickly in value, thus presenting the Investment Adviser with more potential liquidity options in a shorter period of time;

                  - increasing mezzanine debt "gap" - the Investment Adviser believes that the total volume of transactions using leverage in their capital structure continues to grow. Volume in leveraged bank loans has grown from approximately $194 billion in 1997 to approximately $320 billion in 1999, thus providing a large market for mezzanine capital. At the same time, changes in the high yield, senior debt and public equity markets have increased the need for private mezzanine capital to complete these and other transactions. The Investment Adviser believes that the public investors' focus on liquidity has significantly increased the average size of high yield and public equity transactions and greatly reduced the number of companies able to access the markets for smaller transactions. This provides an opportunity for mezzanine investors;

                  - multiple refunding/liquidity options - investing in growth businesses will provide the mezzanine fund with a number of options to refund its securities and realize equity appreciation. Common exit alternatives include initial public offerings, secondary equity offerings, principal refundings through bank and high yield markets, recapitalizations, sales or mergers.

         The risks associated with Mezzanine Investments apply whether the Fund invests in Mezzanine Investments directly or indirectly through an investment in a mezzanine fund. An investment in a mezzanine fund may pose an additional conflict of interest because the Investment Adviser will determine to some extent the amount of the Fund's assets to invest in the mezzanine fund and either the Investment Adviser or its affiliate will likely be the investment adviser to that mezzanine fund. Similarly, the same risks associated with investments in these other instruments exist when the Fund invests in structured products that, in turn, invest in these securities.

         HIGH YIELD DEBT. The Fund may invest in high yield securities. The Fund will not invest more than 15% of its net assets in debt securities that are not rated within the four highest rating categories by Standard & Poor's Rating Services Inc. or Moody's Investors Services, Inc., or other nationally recognized statistical rating organization. Such lower rated securities are commonly referred to as "junk bonds", and generally offer a higher current yield than that available from investment grade issues, but involve greater risk. The returns of high yield securities are also subject to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and (iv) changes in market liquidity. During periods of economic downturn or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. High yield securities have historically experienced greater default rates than investment grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of high yield securities. For a description of debt ratings, see Appendix A.

         BANK LOANS AND PARTICIPATIONS. The Fund may invest directly or through a private investment fund, in bank loans or participations in bank loans (collectively, "bank loans"), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an "over-the-counter" market.

         Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. Although the Fund may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to the Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by the Fund, the Fund could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in the net asset value of Fund shares or the amount of its dividends. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that the Fund's investment is in a bank loan acquired from another lender, the Fund may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Fund may invest. Because of the protective terms of Bank loans, the Investment Adviser believes that the Fund is more likely to recover more of its investment in a defaulted bank loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized bank loans, there is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by the Fund may not secured by any collateral, and such bank loans entail greater risk than secured bank loans.

         The Fund may acquire bank loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including bank loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio bank loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. In the case of bankruptcy, liquidation of collateral may not occur and the court may not give lenders the full benefit of their loan position.

         If the terms of a collateralized bank loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under a bank loan. To the extent that a bank loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized bank loans involve a greater risk of loss.

In the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, the Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any. Among the credit risks involved in such a proceeding are the avoidance of the bank loan as a fraudulent conveyance, the restructuring of the payment obligations under the bank loan (including, without limitation, the reduction of the principal amount, the extension of the maturity, and the reduction of the interest rate thereof), the avoidance of the pledge of collateral securing the bank loan as a fraudulent conveyance or preferential transfer, the discharge of the obligation to repay that portion of the bank loan that exceeds the value of the collateral, and the subordination of the Fund's rights to the rights of other creditors of the borrower under applicable law. Similar delays or limitations of the Fund's ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan may arise in the event of the bankruptcy, receivership, or other insolvency proceeding of an original lender or an agent.

         Investment decisions will be based largely on the credit analysis performed by the Investment Adviser's investment personnel and not on analyses prepared by rating agencies or other independent parties, and such analysis may be difficult to perform for many borrowers and issuers. The Investment Adviser may also utilize information prepared and supplied by the agent or other lenders. Information about interests in bank loans generally will not be in the public domain, and interests are often not currently rated by any nationally recognized rating service. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, borrowers are required to provide financial information to lenders, including the Fund, and information may be available from other bank loan participants or agents that originate or administer bank loans. There can be no assurance that the Investment Adviser's analysis will disclose factors that may impair the value of a bank loan. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund's net asset value.

         There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. Although a bank loan often is not rated by any rating agency at the time the Fund purchases the bank loan, rating agencies have become more active in rating an increasing number of bank loans and at any given time a substantial portion of the bank loans in the Fund's portfolio may be rated. Although the Investment Adviser may consider such ratings when evaluating a bank loan, it does not view such ratings as a determinative factor in its investments decisions. The lack of a rating does not necessarily imply that a bank loan is of lesser investment quality. Up to 15% of the Fund's assets may be invested in securities, including bank loans, rated below investment grade or that are unrated but of comparable quality. Debt securities rated below investment grade and comparable unrated securities are viewed by the ratings agencies as speculative and are commonly known as "junk bonds."

         While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of the bank loans in which the Fund will invest will adjust with a specified interest rate. Thus the risk that changes in interest rates will affect the market value of such bank loans is significantly decreased, but is not eliminated.

         COLLATERALIZED DEBT OBLIGATIONS. The Fund also may invest in equity securities of investment vehicles that will in turn invest in certain types of securities the Fund may hold directly, commonly known as collateralized debt obligations ("CDOs").

         CDOs typically invest in a portfolio of non-investment grade securities and fund their investment by issuing primarily investment grade liabilities and equity. The liabilities are collateralized by the CDO portfolio investments, hence the name "collateralized debt obligations." The CDO portfolio's yield (or income) is expected to be higher than its debt servicing costs. The difference between the yield on the assets and the cost of the liabilities accrues to the benefit of the CDO equity holder.

         There are two broad types of CDOs:

         Cash Flow CDOs

         Cash flow CDOs are structured to focus on the creditworthiness of the underlying portfolio's assets and its ability to pay interest and principal on a timely basis. The over-collateralization test in a cash flow CDO is primarily focused on measuring defaults and the principal amount of the assets, while generally ignoring the market value of the assets at any point in time. As long as the underlying assets are paying interest, the CDOs are considered to be performing and therefore included in the over-collateralization. The basic premise is that the portfolio of assets will be held to maturity, and, if the underlying assets are diverse and perform as expected based on historical statistics, the CDO will collect enough cash to service the rated liabilities in full over its life.

         Market Value CDOs

         Market value CDOs are structured to use the market value of assets to determine over-collateralization. The tests are focused on the value of collateral versus the amount of liabilities outstanding. As long is there is enough "liquidation" value to protect the liabilities, the over-collateralization test is met. If the market value of assets is not adequate to satisfy the over-collateralization compliance tests, then market value CDO must sell assets and pay down debt with the sale of proceeds to return to compliance. Because these CDOs are focused on the market value of assets and not cash flow from the underlying assets, market value CDOs have more flexibility than cash flow funds in the types of assets they can purchase.

         CDO equity investors have the opportunity to earn returns comparable to other alternative asset classes. Unlike most traditional alternative assets, however, CDO equity investments are designed to provide investors with a high current return on invested capital. These returns are generated by the ability of a CDO to borrow in the investment grade markets and invest in the non-investment grade markets. The spread between the yield on the assets and the cost of the liabilities within the CDO accrues to the benefit of the Fund.

         The underlying assets in CDOs include:

         High Yield Securities - A significant portion of the investments of CDOs are expected to be comprised of high yield securities, the risks of which are discussed above.

         Bank Loans - The bank loan market includes corporate loans of below investment grade issuers generally bearing interest rates in excess of 200 basis points above LIBOR. Bank loans are discussed above.

         Mezzanine Investments - A portion of the investments of CDOs are expected to consist of Mezzanine Investments. As discussed above, Mezzanine Investments are generally unrated or below investment grade rated investments that have greater credit and liquidity risk than more highly rated debt obligations. Moreover, Mezzanine Investments are generally unsecured and subordinate to other obligations of the issuer. Adverse changes in the financial condition of the obligor of Mezzanine Investments or in general economic conditions or both may impair the ability of each issuer to make payments of principal and interest. The relatively high debt-to-equity ratios of certain issuers of Mezzanine Investments may create increased risks that their operations might not generate sufficient cash flow to service their debt obligations.

         Special Situations - A portion of the investments of CDOs are expected to be comprised of Special Situations investments. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk and may not show any return for a considerable period of time, if at all. In certain reorganization or liquidation proceedings relating to companies in which CDOs may invest, the CDO may lose its entire investment or may be required to accept cash and securities with a value less than the CDO's original investment. Under such circumstances, the returns generated from the CDO's investment may not adequately compensate the CDO for the risk assumed.

         Derivative Transactions - The CDOs in which the Fund invests are, to a limited extent, expected to enter into certain transactions that include the use of options and other derivative instruments. The CDOs may also from time to time undertake short sales of selected investments, groups of securities or indices. Possible losses from derivative transactions and short sales differ from losses that could be incurred from a purchase of a security, because potential losses from derivative transactions and short sales may be unlimited, whereas losses from purchases of securities cannot exceed the total amount invested.

         Illiquidity - There may not be established and efficient secondary markets for the investments in CDOs by the Fund or for the investment made by the CDOs. Consequently, the CDOs or the Fund may not be able to dispose of such investments at prices that reflect their value or the amount paid by them. Through its investments in CDOs, many of the Fund's underlying investments may be illiquid, and there can be no assurance that the CDOs will be able to realize their investments at attractive prices or otherwise be able to effect a successful realization or exit strategy. Consequently, dispositions of such investments may require a lengthy time period or may result in distributions in-kind to the partners of the CDOs, including the Fund.

         Market Volatility - During recent years, the high yield securities, bank loans, mezzanine securities and Special Situations markets experienced significant volatility with respect to market prices. This volatility has generally been related to the uncertainties in global financial markets. No assurance can be given that volatility in these markets will not continue or worsen in the future. Such volatility can adversely impact the liquidity, market prices and other performance characteristics of investments in these markets.

         Leveraged Capital Structures - The CDOs in which the Fund invests will be substantially leveraged. Utilization of leverage is a speculative technique and involves certain risks to investors. The leverage provided to the CDOs will result in interest expense and other costs incurred in connection with such borrowings that may not be covered by the net interest income, dividends and appreciation of the securities purchased by the CDOs. While leverage may enhance total returns, if investment results fail to cover borrowing costs, then returns will be lower than if there had been no borrowings.

         The borrowing arrangement of CDOs are likely to contain events of default that, under certain circumstances, could result in early amortization or in the acceleration of the maturities of these obligations. In the event of acceleration of the borrowing arrangements of a CDO, in whole or in part, it may be required to dispose of all or a significant portion of its investments. Depending upon the liquidity of the high yield securities, bank loans, mezzanine securities and special situations markets, such a forced disposal of securities could result in realization of value of such investments significantly below the anticipated market values for such securities. In such circumstances, additional debt or equity financing may not be available when needed, or, if available, will be obtainable on terms that are not favorable to the CDO.

         Multiple Levels of Fees - Both the Fund and the CDOs impose management fees and carried interest or other performance allocations on realized and unrealized appreciation and other income. This may result in greater expense than if investors were able to invest directly in the underlying CDO. Investors should take into account that the return on their investment will be reduced to the extent of both levels of fees. In addition, the general partner or manager of a CDO may receive the economic benefit of certain fees from its portfolio companies for services and in connection with unconsummated transactions (e.g., topping, break-up, placement, monitoring, organizational and set-up fees, and financial advisory fees).

         Risks Associated with Foreign Investments - The CDOs in which the Fund may invest make investments outside of the United States. Investing outside the United States may involve greater risks than investing in the United States. In particular, the value of a CDO's investments in non-U.S. securities may be significantly affected by changes in currency exchange rates. Additional risks include: (i) risks of economic dislocations in the host country; (ii) less publicly available information; (iii) less well-developed regulatory institutions; and (iv) greater difficulty of enforcing legal rights in a foreign jurisdiction. Moreover, non-U.S. companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those that apply to U.S. companies. Additionally, in some foreign countries, there is the possibility of expropriation of value, including through confiscatory taxation, limitations on the repatriation or sale of securities, property or other assets of the CDO, political or social instability or diplomatic developments, each of which could have an adverse effect on the CDO's investments in such foreign countries. While these factors will be taken into consideration no assurance can be given that these risks will be evaluated successfully by the CDOs.

         Difficulty of Locating Suitable Investments - Identification of attractive investment opportunities (in CDOs and by the CDOs in underlying investments) is difficult and involves a high degree of uncertainty. Furthermore, the availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. Competition for such opportunities is expected to be substantial. There can be no assurance that the Fund will be able to invest all of its commitments in opportunities that satisfy its investment objective, or that such investment opportunities will lead to completed investments by the CDOs.

         GENERAL RISKS OF DEBT SECURITIES. Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of debt securities in which the Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Fund's debt investments is likely to rise. Foreign debt securities are subject to risks similar to those of other foreign securities. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         GENERAL RISKS OF EQUITY SECURITIES. Common stocks represent shares of ownership in a corporation. Common stocks rank after debt, bonds and preferred stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. To the extent the Fund invests in common stock, the value of the Fund's portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's price, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

         SECURITIES LOANS. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to 102% of the current market value of the loaned securities. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to 102% of the current market value of the loaned securities marked to market on a daily basis. The collateral received will generally consist of cash, U.S. government securities, letters of credit or such other collateral. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the loaned securities, as well as interest on the investment of the collateral and/or a fee from the borrower or placing agent. However, the Fund generally will pay certain administrative and custodial fees in connection with each loan. The Fund has a right to call each loan and obtain the securities on, at least, five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that Scudder Weisel will call a loan in anticipation of any important vote.

         The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral. Loans will only be made to firms deemed by Scudder Weisel to be of good standing and will not be made unless, in the judgment of Scudder Weisel, the consideration to be earned from such loans would justify the risk.

         FOREIGN SECURITIES. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs") (collectively, "depositary receipts") in other securities of foreign issuers. For a discussion of the risks associated with investments in foreign securities, see "Principal Risk Factors - Investments in Foreign Securities and Depositary Receipts" in the Prospectus.

         Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a depositary receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored depositary receipt programs are generally similar, the issuers of securities represented by unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 33% of the value of its total assets in direct investments in foreign securities (which limitation may be changed without a shareholder vote). This 33% limit on investment in foreign securities does not apply to investments in foreign securities through depositary receipts that are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks or through venture capital funds.

         Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

         FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract ("forward currency contract") is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into forward currency contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

         The Fund may enter into a forward currency contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case the forward currency contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, the Fund will limit forward currency contracts to not greater than 75% of the Fund's portfolio position in any one country as of the date the forward currency contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, the Fund may enter into forward currency contracts in excess of 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward currency contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward currency contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these foreign currency contracts. Scudder Weisel will consider the effect a substantial commitment of the Fund's assets to forward currency contracts would have on the investment program of the Fund and its ability to purchase additional securities.

         Except as set forth above and immediately below, the Fund will not enter into such forward currency contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward currency contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Scudder Weisel believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

         At the maturity of a forward currency contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward currency contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Scudder Weisel. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

         Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In the event a repurchase agreement is considered a loan and the seller defaults, the Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements are typically entered into for periods of one week or less. The Securities and Exchange Commission ("SEC") staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

         ILLIQUID SECURITIES. The Fund may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the 1933 Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act. There is no limit to the percentage of the Fund's net assets that may be invested in illiquid securities.

         SHORT SALES. The Fund may make short sales of securities. The Fund may establish aggregate short positions equal to up to 25% of its net assets. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may also sell securities that it owns or has the right to acquire at no additional cost but does not intend to deliver to the buyer, a practice known as selling short "against-the-box." The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealers, usually cash, U.S. Government securities or other highly liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to as least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any received by the Fund on such security, the Fund may not received any payments (including interest) on its collateral deposited with such broker-dealer. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain is limited to the price at which it sold the security short; its potential loss is theoretically unlimited.

         RIGHTS AND WARRANTS. The Fund may invest in common stock rights and warrants believed by the Investment Adviser to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

         The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

         DERIVATIVES. The Fund may, but is not required to, use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Fund will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Fund's investment objective and the risk associated with the instrument. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed, or that a particular hedging instrument will be available for use by the Fund.

         The Fund may buy or sell put or call options on securities or indices of securities to hedge against adverse movements in the prices of securities held in the Fund's portfolio. The Fund's options strategies may include the purchase of puts and the simultaneous writing of calls having different strike prices to place a "collar" on a portion of the Fund's asset value (this strategy, which involves the sale of call options to help reduce the price of the put options, is viewed as a hedge even though the writing of a call without the purchase of a put would not be considered hedging). The Fund may buy or sell put and call options if they are traded on options exchanges or over-the-counter markets. However, the Fund will only enter into transactions with broker-dealers that are reputable financial institutions which (i) specialize in these types of transactions, (ii) make markets in these options, or (iii) are participants in over-the-counter markets.

         Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. Purchasing a call option gives the Fund the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. Because an option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. The option right is available during the life of the option.

         When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. The Fund's maximum financial exposure will be limited to these costs. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. Conversely, a call option will be profitable if the market price of the underlying security rises sufficiently above the exercise price to cover the premium and transactions costs. If an option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly.

         The Fund may purchase both listed and over-the-counter options. The Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter options.

         Options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to purchase options even when they are available. The Fund's ability to engage in option transactions may be limited by tax considerations.

         Put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to purchase options even when they are available. The Fund's ability to engage in option transactions may be limited by tax considerations.

         TEMPORARY DEFENSIVE POSITION. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of Scudder Weisel, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. These investments may result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

                                SHARE REPURCHASES

         The Fund may not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and only:

         - If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

         - For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

         - For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

         - For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

         Under normal circumstances, the Fund will repurchase its shares for cash. However, the Fund may apply for exemptive relief from the SEC to permit the Fund to pay for all or a portion of its repurchased shares with an in-kind distribution of its portfolio securities.

                              TRUSTEES AND OFFICERS

         The Board of Trustees has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities and conformity with Delaware law and the stated policies of the Fund. A listing of the Trustees and officers of the Fund and their business experience for the past five years follows. An asterisk (*) indicates "interested persons" (as defined in Section 2(a)(19) of the 1940 Act).

                                                                                  Principal Occupation(s)
Name, Address, Date of Birth              Position(s) Held with Fund              During the Past 5 Years
----------------------------              --------------------------              -----------------------
Peter H. Mattoon*                         Trustee and President                   President, Scudder Weisel Capital
10/21/61                                                                          LLC; formerly, Managing Director
                                                                                  and a member of the Management
                                                                                  Committee at Scudder Kemper
                                                                                  Investments.

Boyd Fellows*                             Trustee                                 Chief Executive Officer, Scudder
11/03/60                                                                          Weisel Capital LLC; formerly,
                                                                                  Partner, Thomas Weisel Partners,
                                                                                  LLC; Co-Chief Executive Officer,
                                                                                  Capital Corporation of America.

Andrew Rudd                               Trustee                                 Chairman, BARRA, Inc.; formerly,
02/23/50                                                                          Partner, Managing Director,
                                                                                  President and Chief Executive
                                                                                  Officer, BARRA, Inc.

Jon C. Madonna                            Trustee                                 President, Chief Executive Officer,
05/05/43                                                                          Carlson Wagonlit Travel; formerly,
                                                                                  Vice Chairman, The Travelers Group;
                                                                                  Chairman, KPMG International

Michael Berman                            Trustee                                 Chairman, Resort Golf Group;
10/04/50                                                                          Chairman of the Board, G-Vox;
                                                                                  formerly, Chairman of the Board,
                                                                                  Capital America Corporation; Chief
                                                                                  Executive Officer, Nomura
                                                                                  Holding America; President, Nomura
                                                                                  Holding America.

Joseph McCuine*                           Principal Financial Officer and         Chief Financial Officer, Scudder
04/09/67                                  Treasurer                               Weisel Capital LLC; formerly,
                                                                                  Strategic Planning and Finance
                                                                                  Officer, Scudder Kemper Investments,
                                                                                  Inc.

Cindi Perez                               Vice President                          Chief Product Officer, Scudder
10/26/57                                                                          Weisel Capital LLC; formerly, Chief
                                                                                  Marketing Officer, MeVC/Director,
                                                                                  Corporate Communications, exp.com, Inc.;
                                                                                  Director, Marketing Communications,
                                                                                  IC Verify, Inc., Vice President, Product
                                                                                  Management, GT Global, Inc.

Christopher E. Nordquist*                 Vice President and Secretary            Chief Counsel, Scudder Weisel
07/26/65                                                                          Capital LLC; formerly, General
                                                                                  Counsel, WR Hambrecht and

Name, Address, Date of Birth              Position(s) Held with Fund              Principal Occupation(s)
----------------------------              --------------------------              During the Past 5 Years
                                                                                  -----------------------
                                                                                  Company; General Counsel, Esprit
                                                                                  de Corp; Senior Counsel, Barclays
                                                                                  Global Investors.

Benjamin Slavet*                          Assistant Treasurer                     Controller, Scudder Weisel Capital
07/03/70                                                                          LLC; formerly, Senior Manager, KPMG
                                                                                  LLC.
Kenneth Bochat*                           Assistant Secretary                     Director of Compliance and Counsel,
07/29/52                                                                          Scudder Weisel Capital LLC;
                                                                                  formerly, Compliance Director and
                                                                                  Counsel, WR Hambrecht and Company;
                                                                                  Compliance Director and Counsel,
                                                                                  Wells Fargo Securities; Compliance
                                                                                  Director and Counsel, Bank of
                                                                                  America.


Robert W. Helm**                          Assistant Secretary                     Partner, Dechert (law firm).
02/06/57

* 88 Kearny Street, 21st Floor, San Francisco, CA  94108

** 1775 Eye Street, NW
   Washington, DC  20006


                                                     PENSION OR                                TOTAL COMPENSATION
                          AGGREGATE              RETIREMENT BENEFITS      ESTIMATED ANNUAL     FROM REGISTRANT AND
                          COMPENSATION            ACCRUED AS PART          BENEFITS UPON      FUND COMPLEX PAID TO
NAME, POSITION            FROM FUND  (1)         OF FUND EXPENSES (1)      RETIREMENT (1)         TRUSTEES (1)
--------------            --------------         --------------------      --------------         ------------
Peter H. Mattoon          $0                     $0                        $0                  $0
Trustee
Boyd Fellows              $0                     $0                        $0                  $0
Trustee
Andrew Rudd               $24,000                $0                        $0                  $24,000
Trustee
Jon C. Madonna           $24,000                $0                        $0                  $24,000
Trustee
Michael Berman            $24,000                $0                        $0                  $24,000
Trustee

(1) Based on remuneration expected to be paid to the Trustees of the Fund for the fiscal year ended December 31, 2001.

         The Fund pays each Trustee who is not an interested person of Scudder Weisel or the Investment Adviser ("non-affiliated Trustees") a fee of $1,000 per Board and Committee meeting, plus an annual retainer of $15,000. In addition, the Fund reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Non-affiliated Trustees who are members of the Audit Committee, Contract Review Committee, the Pricing Committee, and/or the Nominating and Corporate Governance Committee also receive a fee for each meeting of the committee attended. Other officers and Trustees of the Fund receive no compensation. The Fund pays travel and related expenses of all trustees and officers of the Fund.

         Trustees and officers of the Fund also may be trustees/directors and officers of some or all of the other investment companies managed by Scudder Weisel.

         The Pricing Committee of the Board of Trustees has the power to determine the value of securities and assets owned by the Fund and determine the public offering price at which shares of the Fund will be issued and sold. The Corporate Governance and Nominating Committee of the Board has the power to nominate trustees of the Fund whose are not "interested persons" of the Fund, as that term is defined in the 1940 Act, and to nominate officers of the Fund and appoint officers of the Fund to serve until the next meeting of the Board of Trustees succeeding such action. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices and internal controls and to recommend the selection, retention or termination of the Fund's auditors. The Contract Review Committee is responsible for reviewing contracts and arrangements between the Fund and its service providers. All actions taken by a Committee of the Board will be recorded and reported to the full Board of Trustees at their next meeting succeeding such action. The members of each Committee will consist of each of the independent Trustees.

                             LIQUIDITY REQUIREMENTS

         From the time that the Fund sends a notification to shareholders with respect to a quarterly repurchase offer until the date that the offer is priced, the Fund will maintain a percentage of the Fund's assets equal to at least 100% of the amount of the repurchase offer in assets: (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the asset within the time period between the repurchase request deadline and the repurchase payment deadline; or (b) that mature by the next repurchase payment deadline.


                                 CODE OF ETHICS

         The Fund, Scudder Weisel and the Investment Adviser each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund, Scudder Weisel and the Investment Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC's website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

         INVESTMENT MANAGER AND INVESTMENT ADVISER. Under an investment management agreement ("Investment Management Agreement") with the Fund, Scudder Weisel, a registered investment adviser, provides supervisory and administrative services to the Fund, including supervision of the Fund's investment program. Scudder Weisel was formed as a joint venture among Thomas Weisel Partners Group LLC ("Thomas Weisel Partners"), Scudder Kemper Investments, Inc. and Zurich On-Line Financing Ltd. As of November 30, 2000, Scudder Kemper Investments, Inc. and Zurich On-Line Financing Ltd., each a majority- or wholly-owned subsidiary of Zurich Financial Services Group, together held indirectly through a holding company structure 59.24% of the outstanding units of Scudder Weisel, and Thomas Weisel Partners held indirectly through a holding company structure 32.31% of the outstanding units of Scudder Weisel. Thomas Weisel Partners provides investment banking and related services. Zurich Financial Services Group is a global provider of financial services, including insurance and asset management services. Management and employees of Scudder Weisel hold the remaining units. Scudder Weisel has no prior experience as an investment manager. Scudder Weisel's address is 88 Kearny Street, San Francisco, CA 94108.

         Subject to general supervision of the Board of Trustees and in accordance with the investment objective, policies and restrictions of the fund, Scudder Weisel provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund and the Investment Adviser pursuant to the Investment Management Agreement.

         The Investment Management Agreement provides that Scudder Weisel will provide (either directly or through its delegate) portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's Registration Statement, to assist the Fund generally in the conduct of its business, maintain or cause to be maintained necessary books and records of the Fund, furnish office space for the Fund's officers and employees, and render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as a closed-end investment company.

         Under the Investment Management Agreement, the Fund is responsible for other expenses, including organizational and offering expenses of the Fund; fees payable to Scudder Weisel and to any consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund or with respect to the Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the Fund's officers and employees; fees and expenses of the Fund's administrator and any custodian, subcustodian, transfer agent and registrar or dividend disbursing agent or any other agent of the Fund; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of shares issued by the Fund; expenses of registering or qualifying shares of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of preparing and distributing prospectuses, statements of additional information, reports, notices and dividends to shareholders; costs of stationery; costs of shareholders' and other meetings; litigation expenses; or expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan), and other expenses.

         Scudder Weisel is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes, if any) affiliated with Scudder Weisel and making available, without expense to the Fund, the services of such Trustees, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of its Trustees, including those affiliated with Scudder Weisel.

         The Investment Management Agreement further provides that Scudder Weisel shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Weisel in the performance of its duties or from reckless disregard by Scudder Weisel of its obligations and duties under such agreement. The Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Adviser, will be allocated by the Adviser in an equitable manner.

         The Investment Management Agreement remains in effect until January 22, 2002, and will continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Trustees who are not parties to the Agreement or interested persons of any party to the Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund. The Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Trustees, by vote of holders of a majority of the outstanding voting securities of the Fund, or by Scudder Weisel. The Agreement will automatically be terminated in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of Scudder Weisel's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of Scudder Weisel's business will not be deemed to be an assignment for the purposes of the Agreement.

         Pursuant to authority granted to it in the Investment Management Agreement, Scudder Weisel has entered into an advisory agreement (the "Advisory Agreement") with Whitney Holdings LLC (the "Investment Adviser") to delegate the day-to-day discretionary management of the Fund's assets, subject to the supervision of Scudder Weisel. The Investment Adviser, located at 177 Broad Street, Stamford, CT 06901, became registered as an investment adviser in 1999. The Investment Adviser is an affiliate of, and owned by the same persons as, Whitney & Co. Noted industrialist, financier and philanthropist John Hay "Jock" Whitney founded Whitney & Co. in 1946. Whitney & Co., as of August 1, 2000, managed over $5 billion in assets for institutional and high-net worth investors. Peter M. Castleman, Jeffrey R. Jay, William Laverack, Daniel J. O'Brien, and Michael R. Stone are the members and owners of Whitney & Co. and the Investment Adviser. The Advisory Agreement remains in effect until January 22, 2002, and will continue in effect from year to year thereafter, but only so long as such continuance is approved by the Board of Trustees in the manner described in the previous paragraph. The Advisory Agreement may be terminated by the Board of Trustees, or by the Fund's shareholders at any time on 60 days' written notice.

         Subject to the supervision of the Fund's Board of Trustees and Scudder Weisel, the Investment Adviser will, in coordination with Scudder Weisel: (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objective, policies and limitations; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund. In particular, the Investment Adviser will be responsible for the market timing of purchases and sales and for strategies used in managing the Fund's investment portfolio.

         In performing its investment advisory services for the Fund, the Investment Adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Investment Adviser will determine the securities, private equity and debt interests, instruments, repurchase agreements, options, futures and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio. The Investment Adviser will determine what portion of the Fund's portfolio shall be invested in securities and other assets.

         MANAGEMENT FEE

         The Fund's investment management fee has two components, an asset based fee and a performance based ("incentive") fee.

         ASSET BASED MANAGEMENT FEE. The Fund will pay an asset based fee to Scudder Weisel for its management services at an annual rate of 2.0% of the Fund's average daily net assets. The fee is calculated daily and payable monthly.

         INCENTIVE FEE. In addition to the asset based fee, the Fund will pay an annual incentive fee to Scudder Weisel, calculated as described below. Very few registered investment companies pay an incentive fee similar to that paid by the Fund. The Fund will accrue a liability for the incentive fee that may be greater than the amount payable by the Fund to Scudder Weisel. The amount of incentive fees paid to Scudder Weisel will not exceed the incentive fees accrued by the Fund.

         The incentive fee that will be paid to Scudder Weisel at the end of a calendar year will equal 20% of the cumulative incentive fee base. The cumulative incentive fee base is equal to the sum of the Fund's (i) net realized capital gains, (ii) net investment income; and (iii) net unrealized appreciation of securities for the year. No incentive fee will be paid with respect to the unrealized appreciation of private equity securities held in the Fund's portfolio, except that an incentive fee will be paid as a result of increases in value as a result of the payment of share dividends on any pay-in-kind ("PIK") preferred security held by the Fund. Amounts referred to in clause (iii) are determined as of the end of the calendar year for which the incentive fee calculation is being made. The cumulative incentive fee base is subject to adjustment as described in the last paragraph of this section. The initial incentive fee payable (if any) will be for the period from commencement of the Fund's operations through December 31, 2001, and subsequent incentive fees (if any) will be payable for each subsequent calendar year (and, if the Fund is liquidated during a calendar year, for the period from January 1 of that year to the date of liquidation). Scudder Weisel is under no obligation to repay any incentive fees previously paid by the Fund.

         The Fund will accrue on each day its net asset value is calculated a liability for incentive fees payable equal to 20% of the net increase in the value of the Fund's net assets from investment operations. If applicable, this liability will be reduced (but not below zero) on any such day by 20% of the net decrease in the value of the Fund's net assets from investment operations. The increase or decrease in the value of the Fund's net assets from investment operations with respect to any period is equal to the sum of the Fund's: (i) net realized capital gains or losses; (ii) net investment income or loss; and (iii) net change in unrealized appreciation or depreciation of securities for that day. The Fund's net asset value will be reduced or increased by the amount of the change in the accrual each day that net asset value is calculated. At the end of each year, if an incentive fee is paid to Scudder Weisel, the amount of the incentive fee accrual will be reduced by the amount paid to Scudder Weisel. The incentive fee accrual will be calculated on a "high water mark" basis. This means no incentive fee will be accrued on any day unless the Fund has offset all prior net realized losses, net investment losses, and net unrealized depreciation against net realized capital gains, net investment income, and net unrealized appreciation, subject to adjustment as described in the last paragraph of this section.

         The incentive fee accrual is designed so that investors whose shares are repurchased in a quarterly repurchase offer bear an appropriate share of the annual incentive fee. If the incentive fee accrual was not made, the entire incentive fee would be paid by shareholders who remain in the Fund at the end of the year, and none of it would have been borne by the investor whose shares were repurchased. Of course, it is possible that any incentive fee accrual could subsequently be reversed because of a decline in the value of the assets held by the Fund. In that case, some or all of the incentive fee accrual borne by the investor whose shares were repurchased would be retained by the Fund. No adjustment to a repurchase price will be made after the repurchase price has been determined.

         If, at the time the Fund completes any quarterly repurchase of its shares, the sum of the Fund's cumulative realized losses, net investment losses and net unrealized depreciation exceeds the sum of the Fund's cumulative net realized capital gains, net unrealized appreciation and net investment income, then the amount of the excess (which is referred to as the "Cumulative Loss") will, for purposes of calculating the incentive fee accrual, be reduced in proportion to the percentage of shares repurchased. Each time additional shares of the Fund are sold (other than upon the reinvestment of dividends and distributions), the Fund will adjust the amount of any Cumulative Loss upward in proportion to the number of shares issued (but not to an amount larger than the Cumulative Loss would be if no shares had previously been repurchased), and a similar proportional adjustment will be made for purposes of calculating the incentive fee, if any, actually payable to Scudder Weisel at the end of the year. All incentive fee computations take into account the cumulative amount of adjustments previously made under the Cumulative Loss provision and, except as otherwise noted, exclude the effect of any incentive fees previously accrued or paid.

         COMPENSATION OF INVESTMENT ADVISER. To compensate the Investment Adviser, Scudder Weisel pays a fee out of its investment management fee at an annual rate equal to 1.0% of the Fund's average daily net assets and 100% of any annual incentive fee paid to Scudder Weisel by the Fund. The Investment Adviser is not compensated directly by the Fund. The Sub-Advisory Agreement may be terminated by the Board, the Fund's shareholders, or by Scudder Weisel.

         Scudder Weisel has agreed to compensate the Investment Adviser under certain circumstances for the expenses incurred by the Investment Adviser in preparation for the Investment Adviser's service to the Fund under the Advisory Agreement, and Scudder Weisel may retain the Investment Adviser in the future to perform consulting services for Scudder Weisel with respect to the private equity and debt markets.

                              INDEPENDENT AUDITORS

         KPMG LLP, whose principal business address is 99 High Street, Boston, MA 02110, has been selected as independent auditors for the Fund and in such capacity will audit the Fund's annual financial statements and financial highlights.

         When available, the Fund will furnish, without charge, a copy of its Annual and Semi-Annual Reports to Shareholders upon request to the Fund. Write to Scudder Weisel Capital LLC, PO Box 509072, San Diego, CA 92150-9072, or call 1-866-792-3343.

                           CUSTODIAN AND ADMINISTRATOR

         State Street Bank and Trust Company ("State Street"), whose principal business address is 225 Franklin Street, Boston, Massachusetts, 02110, has been selected to serve as the Fund's custodian and administrator. The responsibilities of State Street as custodian include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, and maintaining the required books and accounts in connection with such activity.

         As custodian, State Street maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund's securities and makes periodic reports to the Board of Trustees concerning the Fund's operations. For services provided by State Street as custodian, the Fund pays State Street a fee at an annual rate of 0.03% of the average daily net assets of the Fund. As administrator, State Street oversees the computation of the Fund's net asset value, net income and realized and unrealized capital gains, if any, performs recordkeeping services for the Fund, assists in administration of the Fund's quarterly repurchase offers, furnishes statistical and research data, clerical services, and stationery and office supplies, prepares and files various reports, notices and filings with the appropriate federal and state regulatory agencies, prepares materials in connection with the meetings of the Fund's Board of Trustees, and prepare various materials required by the SEC, among providing other services. For services provided by State Street as administrator, the Fund pays State Street a fee at an annual rate of up to 0.10% of the average daily net assets of the Fund.

                    TRANSFER AGENT AND DIVIDEND PAYING AGENT

                  Scudder Weisel Capital Services LLC, whose principal business is 5375 Mira Sorrento Place, Suite 700, San Diego, CA 92121, serves as transfer and dividend disbursing agent ("Transfer Agent") pursuant to a Transfer Agency Agreement with the Fund, under which the Transfer Agent issues and repurchases shares of the Fund, addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for any meetings of shareholders, maintains shareholder accounts, responds to correspondence by shareholders of the Fund, and makes periodic reports to the Board of Trustees concerning the operations of the Fund. The Transfer Agent may delegate some or all of these responsibilities to a sub-transfer agent at its discretion from time to time.

         The Transfer Agent has entered into an agreement with Kemper Service Company, whose principal business address is 811 Main Street, Kansas City, MO 64105-2005, whereby Kemper Service Company serves as the sub-transfer and dividend disbursing agent ("Sub-Transfer Agent") pursuant to a Sub-Transfer Agency Agreement with Scudder Weisel Capital Services LLC. Under this agreement, the Sub-Transfer Agent may carry out some or all of the responsibilities provided for in the Transfer Agency Agreement. The Sub-Transfer Agent is the agent of the Transfer Agent and not the agent of the Fund, and the Transfer Agent is fully responsible for the acts of the Sub-Transfer Agent and is not be relieved of any of its responsibilities under the Transfer Agency Agreement by the appointment of the Sub-Transfer Agent. For services provided under the Sub-Transfer Agency Agreement, Scudder Weisel Capital Services LLC pays the Sub-Transfer Agent a fee at an annual rate of 0.0525% of the average daily net assets for which the Sub-Transfer Agent provides sub-transfer agency services.

                   DISTRIBUTOR AND SHAREHOLDER SERVICES AGENT

         Scudder Weisel, 88 Kearny Street, San Francisco, CA 94108, will act as general distributor of the shares of the Fund during the initial offering and any continuous offering of the Fund's shares following the initial offering pursuant to a Distribution Agreement.

         Scudder Weisel bears all of its expenses of providing services pursuant to the Distribution Agreement. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and the Distributor pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. The Distributor also pays for supplementary sales literature and advertising costs.

         The Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by Scudder Weisel upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Trustees, and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act.

         Pursuant to the Fund's Administrative Shareholder Services Plan ("Service Plan") and an Administrative and Shareholder Services Agreement between the Fund and Scudder Weisel, the Fund will pay Scudder Weisel an administrative and shareholder services fee at an annual rate of up to 0.50% of the net asset value of the outstanding shares of the Fund. This fee is accrued daily every day net asset value is calculated as an expense of the Fund. Scudder Weisel may enter into related arrangements with broker-dealers or other service or administrative firms ("intermediaries") to compensate them for providing services including shareholder services and administrative assistance for their customers who are Class A shareholders of the Fund.

         Such shareholder services may include, but are not limited to: the provision of personal, continuing services to investors in the Fund; establishment and maintenance of shareholder accounts; maintaining retirement plan accounts; communicating periodically with shareholders and providing information and responding to questions about the Fund, the shares, the availability of shares in any continuous offering, and repurchase offers; determining the eligibility of investors; and handling correspondence from shareholders about their accounts.

         Such administrative assistance may include, but is not limited to: providing and keeping account records; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; acting as the sole shareholder of record and nominee for shareholders; providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing subaccounting services for shares held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; general account administration activities; and providing such other similar services as the Fund may reasonably request to the extent the intermediary is permitted to do so under applicable statutes, rules, or regulations.

         Scudder Weisel bears all of its expenses of providing services under the Administrative and Shareholder Services Agreement, including the payment of any administrative and shareholder services fees to intermediaries. Scudder Weisel may compensate each intermediary at an annual rate of up to 0.50% of the net asset value of the outstanding shares of the Fund maintained and serviced by the intermediary. Intermediaries that provide only shareholder services as described above, and provide no administrative assistance as described above, may be paid a fee not to exceed on an annual basis 0.25% of the average daily net asset value of the shares of the Fund for which such shareholder services are provided. The amount of administrative and shareholder service fees payable is not related directly to the expenses incurred in providing the shareholder services and administrative assistance. Intermediaries may include affiliates of Scudder Weisel.

         The Service Plan and the Administrative and Shareholder Services Agreement may be terminated at any time without penalty by vote of a majority of the Fund's Board of Trustees or independent Trustees or, with respect to any particular class of shares, by a vote of a majority of the outstanding voting securities of that class, upon 60 days' written notice to Scudder Weisel. The Service Plan may not be amended to increase materially the amount of the administrative and shareholder service fee with respect to a class of shares without the approval of a majority of the outstanding voting securities of such class.

         Scudder Weisel may also provide some of the above services and may retain any portion of the fee under the Administrative and Shareholder Services Agreement not paid to intermediaries to compensate itself for administrative functions and services it performs in assisting with and coordinating shareholder servicing, including the provision of services to Scudder Weisel's customers who are shareholders of the Fund. In addition, Scudder Weisel may, from time to time, from its own resources, pay certain intermediaries additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

         Certain Trustees or officers of the Fund are also directors or officers of Scudder Weisel, as indicated under "Trustees and Officers."

                                  LEGAL COUNSEL

         Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, has been selected as the Fund's legal counsel.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Advisory Agreement and subject to policies established by the Board of Trustees and the supervision of Scudder Weisel, the Investment Adviser is responsible for the Fund's investment portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker-dealer's risk in positioning the securities involved. The Fund will bear the commissions or spreads in connection with its portfolio transactions. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

         Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that the Investment Adviser manages, and for which the Investment Adviser has brokerage placement authority, in the interest of seeking the most favorable overall net results. When the Investment Adviser determines that a particular security should be bought or sold for the Fund and other accounts managed by the Investment Adviser, the Investment Adviser undertakes to allocate those transactions among the participants equitably in accordance with procedures established by the Board of Trustees.

         Under the 1940 Act, persons affiliated with the Fund, Scudder Weisel, the Investment Adviser and their affiliates are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

         Except for exchange-traded securities purchased by the Fund, purchases and sales of securities usually will be principal transactions. Such portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions.

         Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of Scudder Weisel, including Thomas Weisel Partners Group LLC ("Thomas Weisel Partners"), and affiliates of the Investment Adviser (collectively, the "Affiliated Brokers"). Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to utilize the Affiliated Brokers for agency transactions is subject to restrictions imposed by Section 17(e)(2) and Rule 17e-1 under the 1940 Act, which limit the amount of compensation that may be paid by the Fund to any Affiliated Broker in connection with the sale of securities to or by the Fund. Section 17(e)(2) limits the amount of compensation that may be paid to an Affiliated Broker to (1) the "usual and customary" broker's commission, if the sale is effected on a securities exchange, (2) two per centum of the sales price if the sale is effected in connection with a secondary distribution of securities, or (3) one per centum of the purchase or sale price if the sale is otherwise effected. Thomas Weisel Partners frequently acts as an underwriter in connection with initial public offerings of companies in the information technology sector. The Fund's ability to purchase securities in an underwriting in which Thomas Weisel Partners or another Affiliated Broker participates is limited pursuant to Rule 10f-3 under the 1940 Act. The limitations imposed under this Rule may impact the Fund's ability to take advantage of market opportunities and the Fund's overall performance.

         In placing orders for portfolio securities of the Fund, the Investment Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Investment Adviser seeks to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Investment Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Trustees.

         When it can be done consistent with the policy of obtaining the most favorable net results, it is the practice of the Investment Adviser to place orders with broker-dealers who supply research, market and statistical information to the Fund, Scudder Weisel or the Investment Adviser. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Investment Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. The Investment Adviser may entered into arrangements with certain broker-dealers pursuant to which a broker-dealer will provide research, market or statistical information to the Investment Adviser or the Fund in exchange for the direction by the Investment Adviser of brokerage transactions to the broker-dealer. The Investment Adviser may give consideration to those firms that have sold or are selling shares of a fund managed by Scudder Weisel. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

         Although certain research, market and statistical information from broker-dealers may be useful to the Fund, Scudder Weisel and to the Investment Adviser, it is the opinion of the Investment Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Investment Adviser's staff. Such information may be useful to the Investment Adviser in providing services to clients other than the Fund and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser by broker-dealers with whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Certain of the brokers or dealers with whom the Fund may transact business offer commission rebates to the Fund. The Investment Adviser considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by the Investment Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

                              FINANCIAL STATEMENTS

                             SCUDDER WEISEL CAPITAL
                               ENTREPRENEURS FUND



                           SEED FINANCIAL STATEMENTS
                                JANUARY 16, 2001


--------------------------------------------------------------------------------
SCUDDER WEISEL CAPITAL ENTREPRENEURS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 16, 2001

                                                     Scudder Weisel Capital
                                                       Entrepreneurs Fund
ASSETS
Cash.....................................................  $100,000
Receivable Due From Advisor..............................    75,000
                                                           --------
  TOTAL ASSETS...........................................   175,000
                                                           --------
LIABILITIES
Accrued Expenses.........................................    75,000
                                                           --------
  NET ASSETS.............................................  $100,000
                                                           ========
NET ASSETS:
Paid-in Capital..........................................   100,000
                                                           --------
  NET ASSETS.............................................  $100,000
                                                           ========

CLASS A SHARES:
Outstanding shares of beneficial Interest................     4,200
                                                           ========
Net asset value and
  Redemption price per share.............................  $  23.81
                                                           ========
Maximum offering price per share
  (including front-end sales charge of 4.75%)............  $  25.00
                                                           ========

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
JANUARY 16, 2001

                                                     Scudder Weisel Capital
                                                       Entrepreneurs Fund
INVESTMENT INCOME -- (NOTE 2)

Total Investment Income..................................  $      0
                                                           --------
EXPENSES
Organization expenses....................................    75,000
                                                           --------
  Total Expenses.........................................    75,000
                                                           --------
Expenses reimbursable by Investment Adviser -- (Note 3)..   (75,000)
                                                           --------

  Net Expenses...........................................         0
  Net Investment Income (Loss)...........................  $      0
                                                           ========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
SCUDDER WEISEL CAPITAL ENTREPRENEURS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JANUARY 16, 2001

NOTE 1 -- ORGANIZATION

Scudder Weisel Capital Entrepreneurs Fund ("Fund") is a newly organized, non-diversified, closed-end management investment company that has been organized as a Delaware business trust on October 5, 2000. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing up to 80% of its assets in public and private securities of U.S. and non-U.S. companies that participate in the information technology, communications, basic industries, healthcare, or financial services sectors (collectively, the "Target Sectors"), and companies that the Fund's investment adviser considers to be growing and transforming companies.

As of January 16, 2001, the Fund had no operations other than organizational matters including the issuance of seed money shares to Scudder Weisel Capital Holdings LLC.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund which is in conformity with generally accepted accounting principles:

VALUATION OF INVESTMENTS: The Fund will compute its net asset value on each business day on which the New York Stock Exchange ("NYSE") is open for trading, as of the close of regular business of the NYSE, which is generally 4:00 p.m. Eastern time. The Fund will value its securities at current market prices. If reliable market prices are unavailable (e.g., in the case of the Fund's venture capital investments and other private debt and equity securities), securities will be valued by the Fund at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Private securities, including securities issued by venture capital companies, will be valued at fair value, which will be cost unless the Investment Adviser determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer fair or appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and net realized capital gains are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

OFFERING COSTS AND ORGANIZATION EXPENSE: The Fund's initial offering costs, estimated to be $465,000, will be borne by the Fund and charged against the capital of the Fund upon commencement of operations. Costs incurred and to be incurred in connection with the organization of the Fund, principally professional fees, estimated at $75,000 are expensed as incurred by the Fund and will be reimbursed by Scudder Weisel Capital LLC ("Scudder Weisel"), subject to the expense limitation and reimbursement agreement described in the Investment Advisory and Other Related Party Transactions footnote below.

FEDERAL INCOME TAXES: The Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

NOTE 3 -- INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement with Scudder Weisel. Scudder Weisel employs Whitney Holdings LLC as the investment adviser ("Investment Adviser") to manage the Fund's portfolio on a day-to-day basis, subject to the supervision of Scudder Weisel and the Fund's Board of Trustees. The Fund's management fee has two components -- an asset based fee and a performance based fee ("incentive fee"). The Fund will accrue a management fee, computed daily and payable monthly, at an annual rate of 2.00% of the Fund's average daily net assets, and an incentive fee equal to 20% of the Fund's net realized capital gains or losses, net investment income or loss, and net unrealized appreciation or depreciation for the year. The incentive fee will be paid annually, except that portion of the incentive fee accrued on the unrealized appreciation of private securities will not be paid by the Fund until these unrealized gains have been realized. No incentive fee will be paid unless the Fund has offset all prior net realized capital losses, net unrealized depreciation and net investment loss. Scudder Weisel may pay up to 100% of any incentive fee payment to the Investment Adviser.

--------------------------------------------------------------------------------
SCUDDER WEISEL CAPITAL ENTREPENEURS FUND
--------------------------------------------------------------------------------

Notes to Financial Statements
January 16, 2001

The Fund will pay Scudder Weisel a shareholder services fee at an annual rate of up to 0.50% of the net asset value of the outstanding shares of the Fund. Scudder Weisel may enter into related arrangements with broker-dealers or other service or administrative firms that provide services and facilities for their customers or clients who are investors in the Fund.

Scudder Weisel Capital Services LLC serves as the transfer and dividend disbursing agent ("Transfer Agent") to the Fund. The Transfer Agent may delegate some or all of its responsibilities to a sub-transfer agent at its discretion from time to time. For its services provided, the Fund pays the Transfer Agent a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Fund's average daily net assets.

Scudder Weisel has contractually undertaken to reimburse a portion of the Fund's expenses or to waive a portion of its management fee to the extent that the Fund's total expenses (before payment of the performance based management fee, offering costs and any extraordinary expenses) would otherwise exceed 2.85% of its average daily net assets with respect to the Fund's Class A shares during the first fiscal year of the Fund's operations. This contractual undertaking expires on December 31, 2001.

NOTE 4 - REPURCHASE OFFERS

In order to provide a limited degree of liquidity to shareholders, beginning in July 2001, the Fund will make quarterly offers to repurchase a minimum of 5% of its outstanding shares at their net asset value. The Fund intends to commence the first repurchase offer for a minimum of 5% of its outstanding shares in July 2001 and to complete it in August 2001. The Fund anticipates that it will not offer to repurchase more than 5% of its outstanding shares per quarter for the foreseeable future. If the number of shares tendered for repurchase exceeds the number the Fund intends to repurchase, the Fund will repurchase shares on a pro-rata basis, with limited exceptions, and the tendering shareholders will not have all of their tendered shares repurchased by the Fund.

NOTE 5 - CONCENTRATION OF RISK

The Fund will invest a substantial amount of its assets in private equity investments. These companies have limited operating histories and may never achieve profitability. These investments are typically less liquid (due to their restricted nature) than listed securities. Investing in these types of securities involves more risk than publicly traded securities.

                          INDEPENDENT AUDITORS' REPORT

The Shareholder and Board of Trustees
Scudder Weisel Capital Entrepreneurs Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Weisel Capital Entrepreneurs Fund as of January 16, 2001, and the related statement of operations for the one-day period ended January 16, 2001. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Scudder Weisel Capital Entrepreneurs Fund as of January 16, 2001, and the results of its operations for the one-day period then ended in conformity with accounting principles generally accepted in the United States of America.

                                      /s/ KPMG LLP

Boston, Massachusetts
January 16, 2001

           APPENDIX A: RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's corporate bond ratings

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

         A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody's commercial paper ratings

         Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         - Leading market positions in well-established industries;

         - High rates of return on funds employed;

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection;

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                     PART C:
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial Statements:

         Included in Part A:      None

         Included in Part B:      The following Financial Statements are
             included in the Statement of Additional Information contained in this Registration Statement:

             (i)    Statement of Assets and Liabilities, dated January 16, 2001;

             (ii) Statement of Operations for the one day period ended January 16, 2001;

             (iii)  Notes to Financial Statements, dated January 16, 2001;

             (iv)   Independent Auditors' Report, dated January 16, 2001.

(2)      Exhibits

         (a) Amended and Restated Declaration of Trust. (incorporated by reference to the pre-effective amendment no. 2 to the Registration Statement of the Registrant filed on January 2, 2001).

         (b) Amended and Restated By-laws. (incorporated by reference to the pre-effective amendment no. 2 to the Registration Statement of the Registrant filed on January 2, 2001).

         (c) Not applicable.

         (d) Certificates for Shares will not be issued. Articles III, IV and V of the Declaration of Trust, filed as Exhibit (a) hereof, define the rights of holders of the Shares.

         (e) Not applicable.

         (f) Not applicable.

         (g)(1) Investment Management Agreement between Scudder Weisel Capital LLC and the Registrant. Filed herewith.

         (g)(2) Investment Advisory Agreement between Scudder Weisel Capital LLC and Whitney Holdings LLC. Filed herewith.

         (g)(3) Expense Limitation Agreement between Scudder Weisel Capital LLC and the Registrant. Filed herewith.

         (h)(1) Underwriting and Distribution Services Agreement between Scudder Weisel Capital LLC and the Registrant. Filed herewith.


         (h)(2) Form of Selling Group Agreement. Filed herewith.

         (i) Not applicable.

         (j) Custody Agreement between State Street Bank and Trust Company and the Registrant. Filed herewith.

         (k)(1) Administration Agreement between State Street Bank and Trust Company and the Registrant. Filed herewith.

         (k)(2) Transfer Agency Agreement between Scudder Weisel Capital Services LLC and the Registrant. Filed herewith.

         (k)(3) Sub-Transfer Agency Agreement between Kemper Service Company and Scudder Weisel Capital Services LLC. Filed herewith.


         (k)(4) Administrative and Shareholder Services Agreement between Scudder Weisel Capital LLC and Registrant. Filed herewith.


         (k)(5) Multi-Class Distribution System Plan of Registrant. Filed herewith.


         (k)(6) Administrative and Shareholder Services Plan for Class A Shares. Filed herewith.


         (l)(1) Opinion and Consent of Dechert with respect to the shares of the Registrant. (Incorporated by reference to the pre-effective amendment no. 3 to the Registration Statement of the Registrant filed on January 22, 2001)


         (l)(2) Consent of Dechert. Filed herewith.

         (m) Not applicable.

         (n) Consent of auditors. Filed herewith.

         (o) Not applicable.

         (p) Subscription Agreement for Initial Capital. Filed herewith.

         (q) Not applicable.

         (r)(1) Code of Ethics of the Registrant and Scudder Weisel Capital LLC. Filed herewith.


         (r)(2) Code of Ethics of Whitney Holdings LLC. Filed herewith.


         (s) Power of Attorney for the Registrant (incorporated by reference to the initial Registration Statement of the Registrant filed on October 5, 2000).

ITEM 25. MARKETING ARRANGEMENTS

      See the Underwriting and Distribution Services Agreement filed as exhibit
(h)(1) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      All figures are estimates:

            Registration Fees                                       $125,000

            Printing and Engraving Expenses                         $ 15,000

            Legal Fees and Expenses                                 $290,000

            National Association of Securities Dealers, Inc. fees   $0

            Accounting Fees and Expenses                            $  5,000

            Transfer agents' fees                                   $0


            Miscellaneous Expenses                                  $  5,000


                  Total                                             $440,000




ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Not applicable.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

      Registrant currently has no securities outstanding.

ITEM 29. INDEMNIFICATION

      A policy of insurance covering Scudder Weisel Capital LLC, its affiliates, and all of the registered investment companies advised by Scudder Weisel Capital LLC has been obtained that insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.
Article VII, Sections 2 through 4 of the Registrant's Declaration of Trust states as follows:

      Section 2. Indemnification.

         (a) Subject to the exceptions and limitations contained in Subsection 3(b) of this Article:

                  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 2(a) of this Article may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking,
(ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

      Section 3. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.


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
      Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      The description of Scudder Weisel Capital LLC and Whitney Holdings LLC is set forth in the Prospectus under the heading "Management," forming a part of this Registration Statement. The information as to the Directors and officers of Scudder Weisel Capital LLC and Whitney Holdings LLC set forth in their respective Forms ADV filed with the Securities and Exchange Commission (File Nos. 801-58113 and 801-56941, respectively), as amended, through the date hereof, is incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

      Accounts and records of the Fund are maintained at the Fund's office at 88 Kearny Street, San Francisco, CA 94108, or at the offices of State Street Bank and Trust Company ("State Street"), at 225 Franklin Street, Boston, MA 02110, in State Street's capacity as custodian and administrator of the Fund.

      Scudder Weisel Capital Services LLC ("SWCS"), 5375 Mira Sorrento Place, Suite 700, San Diego, CA 92121, maintains all the required records in its capacity as transfer and dividend disbursing agent, except insofar as SWCS may delegate this responsibility to Kemper Service Company ("KSC"), 811 Main Street, Kansas City, MO 64105, in KSC's capacity as sub-transfer and dividend disbursing agent.

ITEM 32. MANAGEMENT SERVICES

      Not applicable.


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
ITEM 33. UNDERTAKINGS

      1.....Not Applicable.

      2.....Not Applicable.

      3.....Not Applicable.

      4.....The Registrant undertakes:

            a. To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

            b. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            c. To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      5.    Not applicable.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.


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
      SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco in the State of California, on the 22nd day of January, 2001.


                                    Scudder Weisel Capital Entrepreneurs Fund
                                    (Registrant)

                                    By:   /s/  Peter H. Mattoon
                                          ---------------------

                                          Name:  Peter H. Mattoon
                                          Title: President and Trustee


      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


SIGNATURE                   TITLE                               DATE
---------                   -----                               ----

/s/  Peter H. Mattoon       President and Trustee               January 22, 2001
---------------------       (principal executive officer)
Peter H. Mattoon


/s/  Joseph McCuine         Treasurer (principal financial      January 22, 2001
-------------------         and accounting officer)
Joseph McCuine


/s/  Boyd Fellows           Trustee                             January 22, 2001
-------------------
Boyd Fellows

/s/  Andrew Rudd            Trustee                             January 22, 2001
-------------------
Andrew Rudd

/s/  Michael Berman         Trustee                             January 22, 2001
-------------------
Michael Berman

/s/  Jon Madonna            Trustee                             January 22, 2001
-------------------
Jon Madonna



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